UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06279

Harris Associates Investment Trust
(Exact name of registrant as specified in charter)

Two North La Salle Street, Suite 500 Chicago, Illinois			60602-3790
(Address of principal executive offices)			(Zip code)

Kristi L. Rowsell Harris Associates L.P. Two North La Salle Street, #500 Chicago, Illinois 60602		Paulita A. Pike K&L Gates LLP Three First National Plaza, #3100 Chicago, Illinois 60602
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 621-0600

Date of fiscal year end:	09/30/11

Date of reporting period:	09/30/11

Item 1. Reports to Shareholders.

ANNUAL REPORT

SEPTEMBER 30, 2011

oakmark.com

Advised by Harris Associates L.P.

THE OAKMARK FUNDS

2011 Annual Report

President's Letter	1

Summary Information	2

Fund Expenses	4

Commentary on Oakmark and Oakmark Select Funds	6

Oakmark Fund

Letter from the Portfolio Managers	8

Schedule of Investments	10

Oakmark Select Fund

Letter from the Portfolio Managers	14

Schedule of Investments	16

Oakmark Equity and Income Fund

Letter from the Portfolio Managers	18

Schedule of Investments	21

Oakmark Global Fund

Letter from the Portfolio Managers	27

Global Diversification Chart	30

Schedule of Investments	31

Oakmark Global Select Fund

Letter from the Portfolio Managers	35

Global Diversification Chart	37

Schedule of Investments	38

Commentary on Oakmark International and International Small Cap Funds	41

Oakmark International Fund

Letter from the Portfolio Managers	42

Global Diversification Chart	44

Schedule of Investments	45

Oakmark International Small Cap Fund

Letter from the Portfolio Managers	50

Global Diversification Chart	52

Schedule of Investments	53

Financial Statements

Statements of Assets and Liabilities	60

Statements of Operations	62

Statements of Changes in Net Assets	64

Notes to Financial Statements	71

Financial Highlights	85

Report of Independent Registered Public Accounting Firm	93

Trustees and Officers	97

Oakmark Glossary	100

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

President's Letter

Dear Fellow Shareholders,

World markets fell dramatically during the third quarter of 2011 as investors worried about the U.S. possibly defaulting on its debt, the European sovereign debt and banking crisis, and the possibility that these events will lead to another recession. Like other mutual fund companies, The Oakmark Funds felt the negative impact of these worries on our Fund performance. The lack of confidence in stock markets and in global economic conditions is pervasive. As usual in periods like this, we are finding many great businesses selling at very attractive prices.

According to the Investment Company Institute, investors have withdrawn nearly $100 billion from equity-focused mutual funds during the five months ended in September. This exodus from stocks resembles the level of withdrawals from October 2008 through February 2009—the five months that followed the Lehman Brothers bankruptcy. That was a very bad period indeed, but March 2009 also marked the point where markets finally improved. Therefore, while we understand investors' desire for capital preservation, we believe that retreating to so-called "safe" investments at this time could turn out to be quite disappointing.

Let's look at the alternatives available today for those hunting for risk-free assets in the market. Yields on U.S. Treasuries have plunged to record lows. Short-term government bonds yield well under 1%. The Federal Reserve has committed to keeping rates low through 2013 and is implementing "Operation Twist" to drive down long-term rates as well. The closely watched 10-year note plunged below 1.75% during the past quarter. Meanwhile, in the background, inflation is creeping up. The rise in the Consumer Price Index topped 3.5% during the summer months.

We believe equities compare very favorably to the "safe" scenarios described above. Whether the objective is to secure an income stream during retirement or to build assets for the long term, we think investors should continue to maintain a significant allocation to equities in order to build wealth over time.

The dividend yield on the S&P 5001 is now 2.2%, or 40 basis points above the yield for a 10-year U.S. Treasury note. Such an anomalous relationship has rarely been observed since the 1950s. However, when this has occurred, the average return of the S&P 500 in the subsequent 12 months was 16%, according to data from Standard & Poor's.

While 40 basis points may not sound like much, unlike interest payments, dividends can grow. The current dividend payout ratio is around 25% of the profits earned, well below historical norms, and corporate balance sheets are very strong. This gives managements the resources to maintain dividend levels even in a slow-growth environment.

In their quarterly letters to shareholders, the managers of The Oakmark Funds describe how these factors lead us to believe that the high quality, global companies in our portfolios present opportunities for solid rewards for the patient investor.

We thank you for your continued patience and support, and we welcome your comments and questions. You can reach us via email at ContactOakmark@oakmark.com.

Kristi L. Rowsell
President of The Oakmark Funds
President of Harris Associates L.P.

September 30, 2011

THE OAKMARK FUNDS

Summary Information (Unaudited)

Performance for Period Ended September 30, 2011[2]	Oakmark Fund—Class I (OAKMX)	Oakmark Select Fund—Class I (OAKLX)	Oakmark Equity and Income Fund—Class I (OAKBX)	Oakmark Global Fund—Class I (OAKGX)
3 Months*	-14.05%	-14.60%	-12.80%	-18.25%
1 Year	-0.67%	-0.34%	-0.77%	-7.38%
Average Annual Total Return for:
3 Year	4.69%	8.59%	2.21%	1.02%
5 Year	0.93%	-0.96%	3.52%	-0.52%
10 Year	4.13%	3.46%	6.99%	10.24%
Since inception	11.51% (8/5/91)	11.17% (11/1/96)	10.17% (11/1/95)	9.26% (8/4/99)
Top Five Equity Holdings as of September 30, 2011[3] Company and % of Total Net Assets	Comcast Corp., Class A 2.4% Intel Corp. 2.4% Bristol-Myers Squibb Co. 2.3% MasterCard, Inc., Class A 2.3% Oracle Corp. 2.3%	Discovery Communications, Inc., Class C 9.0% Liberty Media Corp. - Interactive, Class A 6.2% TE Connectivity,Ltd. 5.8% Comcast Corp., Class A 5.4% MasterCard, Inc., Class A 4.9%	Cenovus Energy, Inc. 3.7% Nestle SA 3.4% Diageo PLC 2.9% UnitedHealth Group, Inc. 2.8% General Dynamics Corp. 2.7%	Oracle Corp. 4.9% Square Enix Holdings Co., Ltd. 4.5% Snap-on, Inc. 4.4% Laboratory Corp. of America Holdings 4.3% Daiwa Securities Group, Inc. 4.0%
Sector Allocation as of September 30, 2011 Sector and % of Long-Term Investments at Fair Value	Information Technology 28.7% Consumer Discretionary 27.6% Financials 13.4% Health Care 10.1% Industrials 9.0% Consumer Staples 6.0% Energy 5.2%	Consumer Discretionary 34.5% Information Technology 30.3% Financials 8.9% Health Care 8.8% Energy 8.4% Utilities 5.2% Industrials 3.9%	U.S. Government
Securities 24.3%
Health Care 17.1%
Consumer Staples 15.2%
Industrials 13.9%
Energy 10.5%
Consumer
Discretionary 6.8%
Information
Technology 6.4%
Materials 2.5%
Financials 1.5%
Foreign Government
			Securities 1.8%	Information Technology 37.8% Industrials 17.5% Financials 12.6% Health Care 9.7% Consumer Discretionary 9.7% Materials 5.8% Consumer Staples 5.1% Energy 1.8%

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Funds does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase with the exception of the Oakmark Fund, Oakmark Select Fund and Oakmark Equity and Income Fund which do not impose a redemption fee. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

THE OAKMARK FUNDS

Performance for Period Ended September 30, 2011[2]	Oakmark Global Select Fund—Class I (OAKWX)	Oakmark International Fund—Class I (OAKIX)	Oakmark International Small Cap Fund—Class I (OAKEX)
3 Months*	-16.23%	-20.42%	-19.94%
1 Year	-1.65%	-10.54%	-10.72%
Average Annual Total Return for:
3 Year	8.69%	5.86%	6.00%
5 Year	N/A	-0.60%	-1.83%
10 Year	N/A	8.81%	11.47%
Since inception	2.02% (10/2/06)	9.41% (9/30/92)	9.34% (11/1/95)
Top Five Equity Holdings as of September 30, 2011[3] Company and % of Total Net Assets	ROHM Co., Ltd. 7.3% Toyota Motor Corp. 6.7% Daiwa Securities Group, Inc. 5.6% Intel Corp. 5.3% Adecco SA 5.3%	Credit Suisse Group 4.1% Daiwa Securities Group, Inc. 3.7% BNP Paribas 3.4% Intesa Sanpaolo SPA 3.3% ROHM Co., Ltd. 3.2%	Julius Baer Group, Ltd. 3.8% Hirose Electric Co., Ltd. 3.6% Goodman Fielder, Ltd. 3.1% Square Enix Holdings Co., Ltd. 2.9% Incitec Pivot, Ltd. 2.8%
Sector Allocation as of September 30, 2011 Sector and % of Long-Term Investments at Fair Value	Information Technology 37.7% Consumer Discretionary 19.6% Financials 15.6% Industrials 9.8% Consumer Staples 7.9% Health Care 5.0% Energy 4.4%	Financials 25.0% Consumer Discretionary 19.3% Industrials 18.7% Information Technology 12.4% Materials 11.1% Consumer Staples 8.7% Health Care 4.8%	Industrials 24.6% Information Technology 21.6% Consumer Discretionary 18.3% Financials 13.1% Consumer Staples 9.8% Materials 9.3% Health Care 3.3%

As of 9/30/10, the expense ratio for Class I shares was 1.11% for Oakmark Fund, 1.08% for Oakmark Select Fund, 0.79% for Oakmark Equity and Income Fund, 1.15% for Oakmark Global Fund, 1.29% for Oakmark Global Select Fund, 1.08% for Oakmark International Fund and 1.38% for Oakmark International Small Cap Fund.

The expense ratios as of 9/30/11 are included in the Financial Highlights tables beginning on page 86 of this report.

THE OAKMARK FUNDS

FUND EXPENSES (Unaudited)

A shareholder of each Fund can incur two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including investment advisory fees, transfer agent fees and other fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The following table provides information about actual account values and actual fund expenses for Class I Shares of each Fund. The table shows the expenses a Class I shareholder would have paid on a $1,000 investment in each Fund from April 1, 2011 to September 30, 2011, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A Class I shareholder can estimate expenses incurred for the period by dividing the account value at September 30, 2011, by $1,000 and multiplying the result by the number in the Expenses Paid During Period row as shown below.

Shares of all Funds, other than the Oakmark Fund, Oakmark Select Fund and Oakmark Equity and Income Fund, invested for 90 days or less may be charged a 2% redemption fee. Please consult the Funds' prospectus at oakmark.com for more information.

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$872.00	$872.10	$882.20	$817.50	$855.70	$812.60	$788.00
Expenses Paid During Period*	$4.83	$5.02	$3.63	$5.42	$5.77	$4.91	$6.36
Annualized Expense Ratio	1.03%	1.07%	0.77%	1.19%	1.24%	1.08%	1.42%

* Expenses are equal to each Fund's annualized expense ratio for Class I Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

THE OAKMARK FUNDS

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses for Class I Shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, the total costs would have been higher.

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.90	$1,019.70	$1,021.21	$1,019.10	$1,018.85	$1,019.65	$1,017.95
Expenses Paid During Period*	$5.22	$5.42	$3.90	$6.02	$6.28	$5.47	$7.18
Annualized Expense Ratio	1.03%	1.07%	0.77%	1.19%	1.24%	1.08%	1.42%

* Expenses are equal to each Fund's annualized expense ratio for Class I Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

THE OAKMARK FUNDS

OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, as long as intrinsic value growth meets our expectations, we patiently wait for the gap between stock price and intrinsic value to close.

When I studied stock market history in college, I thought that it would have been so easy to be an investor in the 1950s. The math behind dividend discount models hadn't yet been widely accepted, and most investors thought that, because equities were riskier than bonds, they needed to have higher yields. Of course, we have learned that equities require a higher expected return than bonds, but that expected growth is a very large component of that return. When equities yield less than bonds, they still usually have the higher expected returns. If only we could again have the opportunity they had in the '50s! Be careful what you wish for.

Today, we have the opportunity to buy high-quality stocks with yields that are much higher than bond yields. So are investors tripping over themselves to take advantage? Far from it. Investors continue to decrease their investment in large-cap equities. The headlines read "Buy and Hold Is Dead," "U.S. Investing: Are the Best Times Over?" and "Bury Buy and Hold." The newest fear seems to be volatility. The market is up 2% one minute and down 2% the next. Investors see the short-term results as being like a casino and they are scared. The past two months have certainly been full of large day-to-day price swings, but how unusual is that?

The Oakmark Fund was started in 1991, so we have 20 years of history. During those 20 years, the average daily volatility of the S&P 5001 (the difference between the daily high and low) has been 1.3%. From July 29 to September 16 of this year, every single day experienced above-average volatility. Over those 34 trading days, we saw many stories with quotes from investors who said they had never before experienced anything like it.

One of the advantages of managing money for a long time is that you gain perspective, and thus realize that often what is termed unprecedented has occurred many times before. We looked back over Oakmark's history and found seven periods where above-average daily volatility persisted for over a month. The longest of those streaks went on for 87 consecutive trading days. And despite those periods of excessive volatility, the 20-year returns for both the Oakmark Fund and the S&P 500 have been quite acceptable, which suggests that short periods of volatility are not predictive of negative future returns.

I wrote an article for our 20th anniversary that is reprinted below as part of this letter. As practitioners of buy-and-hold investing, I hope the story of how we have successfully invested over the past 20 years gives you the courage to block out the "buy and hold is dead" voices and allows you to take advantage of what we believe is a generational opportunity for equity investors.

Oakmark Fund at 20: Looking Back, Looking Ahead

In 1991, at a gathering of the partners of Harris Associates, several of us put forth the idea of starting a mutual fund that would use the same long-term, value-investing approach we had successfully employed in our high-net-worth client accounts. As we listed our reasons to do this, the one that was most convincing to our partners was that we wanted to invest our personal money in the fund. And in August of 1991, the Oakmark Fund was started.

Last month we celebrated Oakmark's 20th anniversary. Though a lot has changed in 20 years, including growing into a family of seven successful Funds, the things that matter most to our shareholders remain unchanged. We are still long-term value investors. We still have the same goal of achieving positive real returns that compound at a higher rate than an index fund. We still manage the Funds to maximize after-tax returns. We are still committed to industry-leading shareholder communications. And all of our Fund managers still have personal investments in the Funds they manage that represent the overwhelming majority of their equity investments.

As we did 10 years ago, on the Fund's 10th anniversary, let's take advantage of this opportunity to look back at our long-term record. When we started the Oakmark Fund, there were just over 2,000 mutual funds that invested primarily in domestic equities. Today there are nearly 10,000. Of the funds we competed with in 1991, only 634 remain in business. So more than two-thirds of the funds open in 1991 have closed their doors and, as a result, only 6% of the funds available today have 20-year track records. We've always discouraged making decisions based on results from short time periods. A given quarter, year or even several years can reflect unusual luck or an unusual market environment. Longer time periods have the benefit of smoothing out the periods of unusually good or bad luck, and unusually strong or weak markets. The longer the track

OAKMARK AND OAKMARK SELECT FUNDS

record, the less influenced it is by serendipity. For investors trying to assess mutual fund track records, we believe the longer the better.

We're pleased with how our results stack up for the Oakmark Fund's first 20 years. During that time, the S&P 5001 produced a compound return of 8% per year. Given relatively low inflation, averaging about 3% per year, that's a pretty respectable real return. An investor who owned the S&P 500 for the past 20 years would now have about five times his initial investment. Adjusted for decreased purchasing power, that's still a triple. Over that same time period, an investor in the Oakmark Fund achieved a 12% annual return, which compounded to 10 times the initial investment. Adjusted for inflation, that equates to six times the purchasing power of the original investment, compared to three times for the S&P.

		Average Annual Total Returns (as of 9/30/11)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/5/91)
Oakmark Fund (Class I)	-14.05%	-0.67%	0.93%	4.13%	11.51%
S&P 500 Index	-13.87%	1.14%	-1.18%	2.82%	7.65%
Dow Jones Industrial Average[4]	-11.49%	3.83%	1.37%	4.67%	9.16%
Lipper Large-Cap Value Fund Index[5]	-17.13%	-3.56%	-3.14%	2.29%	7.07%

For its first 20 years, Morningstar ranked Oakmark as the second best performing fund of the 139 funds in its large-blend category6 and Lipper ranked it number one among its 87 large-cap core funds7. Not too shabby.

So what should investors expect as Oakmark embarks on its second 20 years? We obviously can't guarantee a continuation of exceptional investment returns. The output of our process is subject to a great deal of uncertainty, and mutual fund managers aren't allowed to make predictions about their future returns. We can, however, talk about the inputs to our process.

We will continue to use the same investment approach. Over the past two decades, we attempted to identify companies that were selling at large discounts to their intrinsic value, where that value was expected to grow with time, and where managements were committed to maximizing long-term per-share value. Why was that approach successful? Because investors tended to be emotional, tended to overreact to news and tended to focus on much shorter time periods than we did. As we look forward, we see no reason why investor actions should differ from the past. If anything, investors today look at even shorter time periods, react more quickly to news and rely more heavily on price momentum than they did 20 years ago. That results in stocks trading even further from their long-term values. Our investment approach should continue to create at least as many bargain purchase opportunities as it did in the past.

We will continue to rely on an exceptionally talented team of investment professionals. Twenty years ago, we believed that our people gave us an important edge. Our analysts developed their belief in value investing before we hired them. Value is all we do at Oakmark, so we have only hired investors who were already committed to the value philosophy. Our analysts have always been generalists, which means we didn't create artificial boundaries that prevented them from researching and recommending the stocks they believed were most attractive. And unlike the many fund companies that move their most successful analysts to "more important" responsibilities, Oakmark has always used a compensation system that allowed successful analysts to be among our firm's highest compensated employees. As we start our third decade, it looks like we operate as differently from our competitors as ever. Most fund companies continue to offer a mix of value and growth products, so they prefer hiring analysts who don't have conviction about a specific investment approach, who cover just one industry and who will view that job as a stepping stone to a different job. Our successful first 20 years has made it easier to attract top value-investing talent; in fact, they now often come looking for us. We believe that our people will continue to give us at least as large an advantage as they did in the past.

We can't promise that the next 20 years will be as good as the first. But the reasons that led us to believe we could start a successful fund, and eventually a fund family, are at least as compelling today as they were 20 years ago. We want to thank all of you who have joined us on the first leg of this exciting journey and say to you, as well as to others that are new to the Fund, that we believe the path ahead looks to have at least as much opportunity as the path we've already traveled.

William C. Nygren, CFA
Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com

September 30, 2011

OAKMARK AND OAKMARK SELECT FUNDS

OAKMARK FUND

Report from Bill Nygren and Kevin Grant, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (9/30/11) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX1 (UNAUDITED)

		Average Annual Total Returns (as of 9/30/11)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/5/91)
Oakmark Fund (Class I)	-14.05%	-0.67%	0.93%	4.13%	11.51%
S&P 500 Index	-13.87%	1.14%	-1.18%	2.82%	7.65%
Dow Jones Industrial Average[4]	-11.49%	3.83%	1.37%	4.67%	9.16%
Lipper Large-Cap Value Fund Index[5]	-17.13%	-3.56%	-3.14%	2.29%	7.07%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/10 was 1.11%

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Fund decreased in value by 14% in the past quarter, bringing the Fund to -1% for its September fiscal year. The S&P 500 lost 14% in the quarter and gained 1% for the fiscal year.

Looking back at the full fiscal year, we slightly trailed a disappointing 1% return for the S&P 500. Nine of our holdings returned over 20%: Apple, Baxter, Bristol-Myers, Comcast, eBay, Exxon, Harley-Davidson, MasterCard and McDonald's. Those strong performers tended to have below-average exposure to economic cycles or had above-average dividend yields. One of our best performing sectors was technology, where gains averaged 9%. Technology stocks now comprise approximately 29% of our portfolio. Those of you who owned Oakmark during the technology bubble of 2000 will remember that we had no exposure to technology stocks back then. In 2000, technology stocks traded at huge valuation premiums; today they sell at large discounts. We have always been attracted to technology businesses, but our process is driven by value. At today's prices, we believe that many technology companies are not just great businesses, but also great investments.

These strong performers for the year were offset by nine stocks that lost 20% or more: Aflac, Allstate, Bank of America, Bank of New York, Best Buy, Cisco, EnCana, Federal Express and JPMorgan. Unlike our winners this year, this group did have an industry theme—financials. Increasing regulatory issues and fear of a weakening economy made it a tough year for this industry. Our financial stocks were not only the poorest performers for our fiscal year, they also dominated the list of worst quarterly performers. Aflac, Allstate, Bank of America, Bank of New York, Capital One, JPMorgan and State Street all lost more than 20% in the quarter.

About 13% of the portfolio is invested in financial companies. We believed these companies looked cheap before they fell, and we believe they are even more attractive now. Though we believe our financial holdings are selling at large discounts to value, there are two reasons why we are not upping our investment to the much higher portfolio weighting that some of our value peers have.

First, we find many stocks across many industries to be attractively priced today. Most of those companies have more near-term ability to return capital to shareholders through dividends and share repurchase than financial stocks do. Adjusting for that fact makes them look almost as undervalued as our financial holdings. Second, because we explicitly adjust our returns for risk, we want to invest where the risk-adjusted returns appear greatest. The balance sheet leverage inherent in financial services creates a higher hurdle for our investment. If two stocks appear to offer similar returns, we will almost always prefer one with a cash-heavy balance sheet to one that is heavily leveraged.

OAKMARK FUND

Despite the quarter's difficult environment, there were bright spots in the portfolio: Apple, Bristol Myers, MasterCard, McDonald's and Google all increased in value. As in the broader market, our strongest performers were those stocks that appear to be less exposed to the risk of economic slowdown. For example, the utility sector, which appeals to investors desiring higher current yield and lower economic sensitivity, was the only sector that increased in value during the quarter. We didn't own any utilities and are unlikely to add any, as we believe other sectors offer much better value.

During the quarter we took advantage of the market decline to do some tax trading. We took losses that more than offset gains we realized earlier in the year, which will likely eliminate the need to pay a capital gains distribution in 2011. During the quarter we also eliminated two positions: GlaxoSmithKline and Walgreen. Glaxo had increased in price and was approaching its sell target. We opted to sell Glaxo a little below its sell target to reinvest the proceeds in stocks that had fallen far below our buy targets. Walgreen also performed positively during the year, but we sold it because our business value estimate decreased as a result of the company's escalating war with Express Scripts. Corning was the only new position added during the quarter.

Corning Inc. (GLW - $13)

Corning is the world's largest supplier of industrial glass. Its glass is used in products that include televisions, tablet computers, smart phones, telecom networks and automobile-emissions systems. The reason your iPhone screen doesn't break as easily as the first ones did is that they now are made with Corning's Gorilla Glass. In 2000, when Corning was the main supplier for new fiber-optic networks, the company had EPS8 of $1.23 and its stock reached a high of $113. Today, fiber optics has taken a backseat to glass for displays. Corning earned over $2 per share last year and should come close to that level again this year. Despite a more diversified business mix, the stock now trades at less than seven times earnings and at less than book value. We believe that price represents an attractive entry point for purchasing a worldwide leader in glass technology.

We thank you for your patience enduring a year of being stuck in neutral. As was addressed in the commentary section, we believe the stock market is attractively valued today and extremely so when compared to other investment opportunities. We again encourage you to look at your overall portfolio and restore your equity allocation to its appropriate level.

William C. Nygren, CFA Portfolio Manager oakmx@oakmark.com	Kevin G. Grant, CFA Portfolio Manager oakmx@oakmark.com

September 30, 2011

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—September 30, 2011

Name	Shares Held	Value
Common Stocks—94.9%
Advertising—2.1%
Omnicom Group, Inc.	2,576,254	$94,909,197
Aerospace & Defense—2.8%
Northrop Grumman Corp.	1,330,000	69,372,800
The Boeing Co.	978,000	59,178,780
		128,551,580
Air Freight & Logistics—2.0%
FedEx Corp.	1,355,000	91,706,400
Asset Management & Custody Banks—2.4%
State Street Corp.	1,790,000	57,566,400
Bank of New York Mellon Corp.	2,709,630	50,372,022
		107,938,422
Broadcasting—2.1%
Discovery Communications, Inc., Class C (a)	2,660,140	93,503,921
Cable & Satellite—4.0%
Comcast Corp., Class A	5,190,000	107,381,100
DIRECTV, Class A (a)	1,744,155	73,690,549
		181,071,649
Catalog Retail—2.0%
Liberty Media Corp. - Interactive, Class A (a)	6,005,000	88,693,850
Communications Equipment—1.0%
Cisco Systems, Inc.	2,950,000	45,695,500
Computer & Electronics Retail—1.5%
Best Buy Co., Inc.	2,890,000	67,337,000
Computer Hardware—4.3%
Apple, Inc. (a)	260,000	99,106,800
Dell, Inc. (a)	6,680,000	94,522,000
		193,628,800
Consumer Finance—2.3%
Capital One Financial Corp.	2,599,800	103,030,074
Data Processing & Outsourced Services—4.5%
MasterCard, Inc., Class A	329,000	104,345,640
Automatic Data Processing, Inc.	1,375,000	64,831,250
Western Union Co.	2,290,000	35,014,100
		204,190,990

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—September 30, 2011 cont.

Name	Shares Held	Value
Common Stocks—94.9% (cont.)
Department Stores—1.4%
Kohl's Corp.	1,311,900	$64,414,290
Distillers & Vintners—1.7%
Diageo PLC (b)	1,010,000	76,689,300
Diversified Banks—1.9%
Wells Fargo & Co.	3,615,000	87,193,800
Electronic Components—1.6%
Corning, Inc.	5,700,000	70,452,000
Electronic Manufacturing Services—2.0%
TE Connectivity, Ltd. (c)	3,259,500	91,722,330
Health Care Equipment—5.0%
Medtronic, Inc.	2,670,000	88,750,800
Covidien PLC (c)	1,685,000	74,308,500
Baxter International, Inc.	1,103,000	61,922,420
		224,981,720
Home Improvement Retail—1.9%
The Home Depot, Inc.	2,556,500	84,032,155
Housewares & Specialties—1.4%
Fortune Brands, Inc.	1,180,000	63,814,400
Hypermarkets & Super Centers—1.6%
Wal-Mart Stores, Inc.	1,415,000	73,438,500
Industrial Conglomerates—2.2%
3M Co.	758,000	54,416,820
Tyco International, Ltd. (c)	1,150,000	46,862,500
		101,279,320
Industrial Machinery—1.4%
Illinois Tool Works, Inc.	1,560,000	64,896,000
Integrated Oil & Gas—3.8%
Exxon Mobil Corp.	1,265,000	91,876,950
Cenovus Energy, Inc. (c)	2,650,000	81,381,500
		173,258,450

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—September 30, 2011 cont.

Name	Shares Held	Value
Common Stocks—94.9% (cont.)
Internet Software & Services—3.3%
eBay, Inc. (a)	3,400,000	$100,266,000
Google, Inc., Class A (a)	100,000	51,438,000
		151,704,000
Life & Health Insurance—1.7%
Aflac, Inc.	2,200,000	76,890,000
Motorcycle Manufacturers—1.3%
Harley-Davidson, Inc.	1,652,000	56,713,160
Movies & Entertainment—5.2%
Time Warner, Inc.	3,392,566	101,675,203
Viacom, Inc., Class B	1,879,745	72,821,321
The Walt Disney Co.	2,056,300	62,018,008
		236,514,532
Oil & Gas Exploration & Production—1.1%
Encana Corp. (c)	2,690,000	51,674,900
Other Diversified Financial Services—2.6%
JPMorgan Chase & Co.	2,520,000	75,902,400
Bank of America Corp.	7,200,000	44,064,000
		119,966,400
Packaged Foods & Meats—2.8%
Unilever PLC (b)	3,070,000	95,753,300
H.J. Heinz Co.	650,000	32,812,000
		128,565,300
Pharmaceuticals—4.6%
Bristol-Myers Squibb Co.	3,370,000	105,750,600
Merck & Co., Inc.	3,086,535	100,960,560
		206,711,160
Property & Casualty Insurance—1.7%
Allstate Corp.	3,290,000	77,940,100
Restaurants—1.9%
McDonald's Corp.	999,000	87,732,180
Semiconductor Equipment—1.6%
Applied Materials, Inc.	6,810,000	70,483,500

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OAKMARK FUND

Schedule of Investments—September 30, 2011 cont.

Name	Shares Held/ Par Value	Value
Common Stocks—94.9% (cont.)
Semiconductors—4.4%
Intel Corp.	5,000,000	$106,650,000
Texas Instruments, Inc.	3,495,000	93,141,750
		199,791,750
Specialized Consumer Services—1.4%
H&R Block, Inc.	4,728,600	62,937,666
Systems Software—4.4%
Oracle Corp.	3,600,000	103,464,000
Microsoft Corp.	3,870,000	96,324,300
		199,788,300
Total Common Stocks (Cost: $3,647,262,797)		$4,303,842,596
Common Stock Sold Short—(0.5)%
Distillers & Vintners—(0.5)%
Beam, Inc. (d)	(563,000)	$(23,398,280)
Total Common Stocks Sold Short (Proceeds: $(24,821,934))		$(23,398,280)
Short Term Investment—4.8%
Repurchase Agreement—4.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 9/30/2011 due 10/3/2011, repurchase price $218,282,970, collateralized by Federal Home Loan Mortgage Corp. Bonds, with rates from 2.875% - 4.375%, with maturities from 2/9/2015 - 7/17/2015, and with an aggregate fair value plus accrued interest of $110,997,588, and by a Federal National Mortgage Association Bond, with a rate of 1.500%, with a maturity of 4/27/2015, and with a fair value plus accrued interest of $111,653,500 (Cost: $218,282,788)	$218,282,788	$218,282,788
Total Short Term Investment (Cost: $218,282,788)		$218,282,788
Total Investments (Cost: $3,840,723,651)—99.2%		4,498,727,104
Other Assets In Excess of Liabilities—0.8%		38,496,236
Total Net Assets—100%		$4,537,223,340

(a)  Non-income producing security.

(b)  Represents a Sponsored American Depositary Receipt.

(c)  Represents a foreign domiciled corporation.

(d)  When-issued security.

See accompanying Notes to Financial Statements.

OAKMARK FUND

OAKMARK SELECT FUND

Report from Bill Nygren and Henry Berghoef, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (9/30/11) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX1 (UNAUDITED)

		Average Annual Total Returns (as of 9/30/11)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/96)
Oakmark Select Fund (Class I)	-14.60%	-0.34%	-0.96%	3.46%	11.17%
S&P 500 Index	-13.87%	1.14%	-1.18%	2.82%	5.08%
Lipper Multi-Cap Value Fund Index[9]	-19.09%	-5.00%	-3.81%	3.06%	4.86%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/10 was 1.08%

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Select Fund decreased in value by 15% in the quarter, resulting in a flat September fiscal year return. The S&P 500 fell by 14% in the quarter and returned 1% for our fiscal year.

For our fiscal year, four holdings increased by more than 20%: Bristol-Myers, Comcast, eBay and MasterCard. Three lost over 20%: Bank of America, Best Buy and Newfield Exploration. No obvious macro trend is shared by either the winners or the losers, and the seven extreme performers are from seven different industries. Though we achieved our expectation of having more big winners than big losers, the magnitude of the gains did not offset the magnitude of the losses. Our business-value estimates for the four gainers are substantially higher than they were a year ago, so despite their appreciation, we believe they still merit their positions in the portfolio.

During the quarter, we sold our positions in Bank of America and Best Buy. Both companies failed to meet our expectations for business-value growth. Bank of America suffered because of mortgage-related lawsuits and demands for more excess capital, and Best Buy was hurt by declining sales of consumer electronics and competitive pressures. A silver lining to that cloud is that selling Bank of America and Best Buy allowed us to fully offset this year's taxable gains so far. We enter the final month of our tax year with a small capital loss to carry forward. That means we will not have to make a capital gains distribution for 2011 unless we realize unusually large gains this month. Since that will happen only if our stocks perform well, it's a good problem to have.

The two stocks that most hurt our return for the quarter were Newfield Exploration and TE Connectivity. Newfield fell 42% as energy prices declined. We believe that Newfield's business is performing well and will continue to perform well. We therefore conclude that the company is worth a lot more than the current price of Newfield's stock. For that reason, we substantially increased our Newfield position. TE Connectivity, which lost 23%, was—and remains—an overweighted position. It now sells at 9x our estimate of earnings for this year, is increasing its dividend to what will be a 3% yield, and is aggressively deploying excess cash in share repurchases. We believe TE is an unusually attractive stock.

During this very weak quarter two stocks increased in value: Bristol-Myers and MasterCard. Both businesses are performing consistently with our expectations, but we trimmed them so that we could increase our holdings in stocks we believe are selling at much larger discounts to their value.

FedEx was the only new holding added during the quarter. FedEx has been a holding in the Oakmark Fund for several years, but never made the cut for Select's more concentrated portfolio. Our business-value estimate for FedEx continues to

OAKMARK SELECT FUND

increase as the company further invests in its leading global network. Its stock, however, has decreased by 27% this year due to investors' growing fears about the short-term economic outlook. We believe our FedEx investment is a typical example of an opportunity we get because we have a longer investment horizon than most investors.

We believe the business values of our holdings have grown over the past year. As that growth has not led to higher stock prices than a year ago, we believe our portfolio has become a more attractive investment. We appreciate your patience while we wait for the gap between price and value to close.

William C. Nygren, CFA Portfolio Manager oaklx@oakmark.com	Henry R. Berghoef, CFA Portfolio Manager oaklx@oakmark.com

September 30, 2011

OAKMARK SELECT FUND

OAKMARK SELECT FUND

Schedule of Investments—September 30, 2011

Name	Shares Held	Value
Common Stocks—94.8%
Air Freight & Logistics—3.7%
FedEx Corp.	1,250,000	$84,600,001
Broadcasting—9.0%
Discovery Communications, Inc., Class C (a)	5,809,500	204,203,925
Cable & Satellite—9.6%
Comcast Corp., Class A	5,950,000	123,105,500
DIRECTV, Class A (a)	2,247,949	94,975,845
		218,081,345
Catalog Retail—6.2%
Liberty Media Corp. - Interactive, Class A (a)	9,500,000	140,315,000
Computer Hardware—4.4%
Dell, Inc. (a)	7,113,000	100,648,950
Consumer Finance—4.4%
Capital One Financial Corp.	2,550,000	101,056,500
Data Processing & Outsourced Services—4.9%
MasterCard, Inc., Class A	350,000	111,006,000
Electronic Manufacturing Services—5.8%
TE Connectivity, Ltd. (b)	4,667,838	131,352,961
Health Care Equipment—4.1%
Medtronic, Inc.	2,800,000	93,072,000
Independent Power Producers & Energy Traders—4.9%
Calpine Corp. (a)	7,854,600	110,592,768
Integrated Oil & Gas—4.3%
Cenovus Energy, Inc. (b)	3,224,800	99,033,608
Internet Software & Services—4.5%
eBay, Inc. (a)	3,450,000	101,740,500
Movies & Entertainment—4.0%
Time Warner, Inc.	3,060,666	91,728,160
Oil & Gas Exploration & Production—3.6%
Newfield Exploration Co. (a)	2,080,000	82,555,200

OAKMARK SELECT FUND

OAKMARK SELECT FUND

Schedule of Investments—September 30, 2011 cont.

Name	Shares Held/ Par Value	Value
Common Stocks—94.8% (cont.)
Other Diversified Financial Services—4.0%
JPMorgan Chase & Co.	2,994,000	$90,179,280
Pharmaceuticals—4.2%
Bristol-Myers Squibb Co.	3,080,200	96,656,676
Semiconductors—9.2%
Intel Corp.	5,047,000	107,652,510
Texas Instruments, Inc.	3,800,000	101,270,000
		208,922,510
Specialized Consumer Services—4.0%
H&R Block, Inc.	6,769,600	90,103,376
Total Common Stocks (Cost: $1,624,660,843)		$2,155,848,760
Short Term Investment—5.2%
Repurchase Agreement—5.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 9/30/2011 due 10/3/2011, repurchase price $119,810,495, collateralized by a Federal Home Loan Mortgage Corp. Bond, with a rate of 4.375%, with a maturity of 7/17/2015, and with a fair value plus accrued interest of $122,210,650 (Cost: $119,810,395)	$119,810,395	$119,810,395
Total Short Term Investment (Cost: $119,810,395)		$119,810,395
Total Investments (Cost: $1,744,471,238)—100.0%		2,275,659,155
Liabilities In Excess of Other Assets—0.0% (c)		(930,765)
Total Net Assets—100%		$2,274,728,390

(a)  Non-income producing security.

(b)  Represents a foreign domiciled corporation.

(c)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

Report from Clyde S. McGregor and Edward A. Studzinski, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (9/30/11) AS COMPARED TO THE LIPPER BALANCED FUND INDEX10 (UNAUDITED)

		Average Annual Total Returns (as of 9/30/11)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark Equity & Income Fund (Class I)	-12.80%	-0.77%	3.52%	6.99%	10.17%
Lipper Balanced Fund Index	-9.62%	0.30%	1.53%	4.13%	5.90%
S&P 500 Index[1]	-13.87%	1.14%	-1.18%	2.82%	6.14%
Barclays Capital U.S. Govt./Credit Bond Index[11]	4.74%	5.14%	6.52%	5.74%	6.28%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/10 was 0.79%

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

Quarter and Fiscal Year Review

Worldwide equity markets declined significantly in the quarter ended September 30, and the impact was significant on the Equity and Income Fund. The Fund's nearly 13% loss lagged the 10% decline that Lipper reported for its Balanced Fund Index. In the fiscal year ended September 30, the Fund lost 1% while the Lipper Balanced Fund Index was flat. Although we do not have all of the data for the Lipper index, we believe that the Fund's relative shortfall derived from four factors: A larger equity weighting than the typical balanced fund, greater exposure to highly volatile commodity producers than the competitive funds, more small- and mid-cap equities (which tend to underperform in volatile markets) and a fixed-income portfolio with a short duration during a period when long-term bonds dominated. On a positive note, the annualized compound rate of return since the Fund's inception in 1995 is 10%, while the corresponding return to the Lipper Index is 6%.

Despite the disappointing results, the Fund benefited from takeover-related activity in the quarter. Goodrich produced by far the strongest contribution to return after United Technologies agreed to acquire the company at a substantial premium. No longer an automobile tire company, today Goodrich is best known for its landing gear for commercial aircraft. Amidst expectations that the airline industry will expand significantly, United Technologies spied an attractive growth opportunity in Goodrich. We thank Goodrich management for representing their shareholders' interests effectively in this negotiation. We will have more to say about interest rates later in this report, but United Technologies' management stated that the price for Goodrich was possible because of today's extremely low financing costs.

Kinetic Concepts was the second holding to agree during the quarter to a takeover at a meaningful premium. Kinetic makes devices that help hospitals treat patients with difficult wounds. The company's Lifecell unit developed an artificial skin that has attracted considerable interest. We wish the company well and thank the management team for their good stewardship of their shareholders' capital. As it happened, we initiated the Fund's Goodrich and Kinetic Concepts holdings in November 2008, illustrating that economically stressful times often produce the best opportunities.

While the two companies above have agreed to their acquisition, a third holding, Pharmerica, is contesting an offer from Omnicare, which itself is a Fund holding. Both companies are institutional pharmacies, meaning that they primarily provide pharmacy management services to long-term care facilities focused on the geriatric population. Although this industry is subject to the same cost pressures present throughout the health care industry, we believe this particular niche to be quite attractive when it is effectively managed.

OAKMARK EQUITY AND INCOME FUND

We find Omnicare's new management team to be impressive and estimate that the combination with Pharmerica would offer considerable scale economies. Nevertheless, many factors could thwart this merger's completion. As value investors, we are pleased to hear about acquisition offers for companies in which we have invested. These acquisition valuations also become important data that help us understand what other businesses may be worth.

Aside from Goodrich, Kinetic Concepts and Pharmerica, other leading contributors to the Fund's return included TJX and MasterCard. Discount retailers have performed well in this difficult economic climate, and TJX's value proposition has clearly appealed to fearful consumers. MasterCard benefited from the clarification of new regulations governing debit-card transactions.

As noted in the first paragraph, the Fund's commodity producer holdings detracted from return in the quarter, as three of the largest detractors are commodity producers. Although both Apache and Cenovus Energy are executing their respective strategies effectively, their shares suffered during the quarter from the significant fall in petroleum's price. In contrast, Walter Energy, the metallurgical coal producer, declined in price mostly because production shortfalls occurred at its mines in Alabama and British Columbia. Hospira and General Dynamics were the other largest detractors.

Goodrich, Covidien (now sold), Sara Lee, United Health and Kinetic Concepts were the largest contributors to return over the 12 months. Hospira, Apache, Flowserve, PartnerRe and Texas Instruments were the largest detractors.

Transaction Activity

The portfolio's overall shape evolved modestly during the quarter, but most changes were simply the result of the stock market's decline. The total allocation to non-cash fixed income did not change significantly, but the composition changed. We eliminated the U.S. Agency debt holdings while adding to the Fund's Canadian government debt holdings. We also initiated a Norwegian government debt position. We kept the fixed-income portfolio duration (a measure of sensitivity to changes in interest rates) constant at 1.6 years. This is a very short duration (little sensitivity to interest rate movement) and reflects our belief that Treasury notes and bonds provide very little risk-adjusted value today. We noted one year ago that "assets can stay mispriced for long periods of time, and...that is our best guess for the bond market." That guess has come true—bond prices have become even more distorted. Although it is possible to construct environments where these bond prices persist, we think such environments are highly unlikely. We find current bond prices to be too risky and their yields too unrewarding, and we therefore maintain strict duration discipline.

Even though we find high-quality bonds to be materially overpriced, we continue to find interesting value opportunities in equities. Broadly speaking, businesses are performing better than the aggregate economic indicators, and this is reflected in the anomalously high profit margin percentage of GDP. We do not expect the economy to maintain this configuration indefinitely, but we have little ability to forecast this with any precision. We can, however, continue to seek out businesses that are prospering now and seem likely to do so in most environments.

We initiated positions in Cimarex Energy, Dover and VCA Antech, and we eliminated the Fund's Home Depot holding. Cimarex is a natural-gas-oriented independent oil and gas exploration and production company with operations concentrated in the U.S. In our opinion, Cimarex's asset base should allow the company to grow production and value at substantial rates for many years. The stock sells at a large discount to our asset value per share estimate and also appears to be undervalued relative to its peers. Dover is an example of a vanishing breed—the successful conglomerate or, as they prefer, a widely diversified manufacturer. The company's products range from cell phone microphones to sucker rods for oil wells. Management has allocated capital skillfully and adapted well to changing market conditions. VCA Antech is the Fund's third entry into the diagnostic lab market, although Antech's labs only serve the animal health-care industry. The company also is the largest owner of animal hospitals. Our interest in this company was piqued when we learned how well the pet care industry performed through the 2008 recession. At least that one experience suggests that consumers will spend on their pets even in the darkest times.

Learning to Live with Volatility

It appears that most people hate volatility. How else can you explain the pronounced preference for stable value funds when individuals are offered that choice in a retirement plan, even though such funds often promise rather meager returns? Your Fund's managers have heard from many shareholders on this issue. Some wish to know why the Fund's daily volatility seems to have increased. Others fret (as do we) that the Fund has not outperformed in the current downturn when it was able to do so in 2008. So what is different this time?

The basic difference in the investing environment is extremely low interest rates, which we believe to be distorted by monetary authorities in the U.S. and elsewhere. Famed investor John Templeton is supposed to have quipped that "the five most dangerous words in investing are 'this time things are different.'" With all due respect to Mr. Templeton, we see things to be very different now.

In an earlier paragraph discussing the Fund's fixed-income holdings, we mentioned duration. Although duration is most easily calculated for simple fixed-income investments, the concept can be applied to all investments. Duration makes different investments more comparable by mathematically measuring and time-valuing the predicted cash flows from an investment. In a zero-coupon bond, which pays no interest during its life but a value upon maturity, the duration is simply equal to the number of years to maturity. With conventional bonds that pay interest during their time to maturity, the duration number is lower than the years to maturity because cash flows have been received along the way. Note that duration does not tell you anything about the likelihood that a bond will pay off as promised; it simply measures the bond's cash

OAKMARK EQUITY AND INCOME FUND

flows as they are contractually stated. Short-term Greek bonds today have very low durations but high default risk.

As we look further and further into the future, the range of possible outcomes increases. Put another way, uncertainty grows as the forecasting time horizon lengthens. In a high-interest-rate world, fears about the distant future do not matter so much because an investor is receiving significant cash flow in the near term. This translates into economic uncertainty having less effect on asset values. But, in a world of very low rates and coupon payments, the opposite is true. In essence, a low-interest-rate world is also a long-duration world, and long-duration assets are more volatile.

We have worked to position the Equity and Income Fund portfolio for the long term in this time of great uncertainty. Because high-quality bonds of all maturities offer minimal returns, we have chosen to keep the fixed-income portfolio very short in duration while hoping for the opportunity to reinvest maturing assets at more rewarding yields. We have also increased the portfolio's holdings of Treasury bills and other cash-like investments. When interest rates return to a more normal structure, we believe that our very conservative approach will have protected the Fund's capital.

On the equity side we continue as always to invest the Fund in companies that we believe have undervalued stocks, are growing intrinsic values per share and have properly rewarded managements whose interests are aligned with shareholders. Although we regret that the Fund's sensitivity to stock market volatility has increased, we believe that this structure holds the best promise to meet our shareholders' long-term needs. We thank our shareholders for entrusting us with their assets. As always, we invite your questions and comments.

Clyde S. McGregor, CFA Portfolio Manager oakbx@oakmark.com	Edward A. Studzinski, CFA Portfolio Manager oakbx@oakmark.com

September 30, 2011

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—September 30, 2011

Name	Shares Held	Value
Common Stocks—66.3%
Aerospace & Defense—7.4%
General Dynamics Corp.	8,335,000	$474,178,150
L-3 Communications Holdings, Inc. (b)	5,400,000	334,638,000
Goodrich Corp.	2,619,200	316,085,056
ITT Corp.	3,224,000	135,408,000
Teledyne Technologies, Inc. (a)	1,097,314	53,614,762
		1,313,923,968
Apparel Retail—2.2%
The TJX Cos., Inc.	6,000,000	332,820,000
Foot Locker, Inc.	3,000,000	60,270,000
		393,090,000
Apparel, Accessories & Luxury Goods—0.4%
Carter's, Inc. (a)	2,324,000	70,974,960
Application Software—0.1%
Mentor Graphics Corp. (a)	2,119,728	20,391,783
Broadcasting—1.5%
Scripps Networks Interactive, Inc., Class A	7,000,000	260,190,000
Catalog Retail—0.2%
HSN, Inc. (a)	1,036,796	34,349,051
Communications Equipment—0.3%
Arris Group, Inc. (a)	4,535,400	46,714,620
Construction Materials—0.8%
Martin Marietta Materials, Inc.	2,234,600	141,271,412
Data Processing & Outsourced Services—2.2%
MasterCard, Inc., Class A	796,358	252,572,903
Broadridge Financial Solutions, Inc. (b)	6,900,000	138,966,000
		391,538,903
Distillers & Vintners—2.9%
Diageo PLC (c)	6,665,100	506,081,043
Diversified Metals & Mining—1.3%
Walter Energy, Inc. (b)	3,947,050	236,862,471
Drug Retail—1.1%
CVS Caremark Corp.	6,000,000	201,480,000

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—September 30, 2011 cont.

Name	Shares Held	Value
Common Stocks—66.3% (cont.)
Electrical Components & Equipment—1.5%
Rockwell Automation Inc.	4,789,653	$268,220,568
Electronic Manufacturing Services—1.0%
TE Connectivity, Ltd. (d)	6,397,500	180,025,650
Health Care Distributors—0.2%
PharMerica Corp. (a) (b)	1,810,000	25,828,700
Health Care Equipment—5.4%
Boston Scientific Corp. (a)	52,431,500	309,870,165
Varian Medical Systems, Inc. (a)	5,700,000	297,312,000
CR Bard, Inc.	2,291,741	200,619,007
Steris Corp.	2,873,300	84,101,491
Kinetic Concepts, Inc. (a)	936,376	61,697,815
		953,600,478
Health Care Facilities—0.2%
VCA Antech, Inc. (a)	2,209,000	35,299,820
Health Care Services—4.8%
Laboratory Corp. of America Holdings (a)	4,935,000	390,111,750
Quest Diagnostics, Inc.	6,595,000	325,529,200
Omnicare, Inc.	5,154,500	131,078,935
		846,719,885
Home Furnishings—0.8%
Mohawk Industries, Inc. (a)	2,407,000	103,284,370
Leggett & Platt, Inc.	2,305,656	45,628,932
		148,913,302
Industrial Machinery—3.5%
Flowserve Corp. (b)	3,584,402	265,245,748
Dover Corp.	4,529,500	211,074,700
Pentair, Inc.	4,200,000	134,442,000
		610,762,448
Integrated Oil & Gas—3.7%
Cenovus Energy, Inc. (d)	21,100,000	647,981,000
Life Sciences Tools & Services—0.4%
PerkinElmer, Inc.	3,500,000	67,235,000
Managed Health Care—2.8%
UnitedHealth Group, Inc.	10,700,000	493,484,000

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—September 30, 2011 cont.

Name	Shares Held	Value
Common Stocks—66.3% (cont.)
Office Services & Supplies—0.0% (e)
Mine Safety Appliances Co.	300,000	$8,088,000
Oil & Gas Drilling—0.3%
Patterson-UTI Energy, Inc.	2,600,000	45,084,000
Oil & Gas Exploration & Production—5.5%
Apache Corp.	4,450,000	357,068,000
Concho Resources, Inc. (a)	3,470,600	246,898,484
Cimarex Energy Co.	3,375,100	187,993,070
Range Resources Corp.	2,480,000	144,980,800
Ultra Petroleum Corp. (a)	1,229,500	34,081,740
		971,022,094
Packaged Foods & Meats—5.4%
Nestle SA (c) (f)	11,052,000	608,445,756
Sara Lee Corp.	20,700,000	338,445,000
		946,890,756
Pharmaceuticals—1.7%
Hospira, Inc. (a)	8,000,000	296,000,000
Reinsurance—0.2%
PartnerRe, Ltd. (b) (d)	777,100	40,619,017
Semiconductors—2.1%
Texas Instruments, Inc.	13,704,000	365,211,600
Soft Drinks—2.1%
PepsiCo., Inc.	5,930,000	367,067,000
Specialized Finance—1.1%
CME Group, Inc., Class A	805,000	198,352,000
Specialty Stores—1.0%
Tractor Supply Co.	2,734,600	171,049,230
Tobacco—2.2%
Philip Morris International, Inc.	6,243,000	389,438,340
Total Common Stocks (Cost: $10,304,550,889)		$11,693,761,099

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—September 30, 2011 cont.

Name	Par Value		Value
Fixed Income—23.6%
Corporate Bonds—0.2%
Paper Packaging—0.1%
Sealed Air Corp., 144A, 5.625%, due 7/15/2013 (g)		$18,740,000	$19,580,227
Property & Casualty Insurance—0.0% (e)
OneBeacon US Holdings, Inc., 5.875%, due 5/15/2013		3,589,000	3,678,481
Semiconductor Equipment—0.1%
ASML Holding NV, 5.75%, due 6/13/2017	EUR	9,660,000	13,599,436
Total Corporate Bonds (Cost: $31,113,459)			$36,858,144
Government and Agency Securities—23.4%
Canadian Government Bonds—1.4%
Canadian Government Bond, 1.75%, due 3/1/2013	CAD	100,000,000	$96,608,455
Canadian Government Bond, 1.50%, due 12/1/2012	CAD	100,000,000	96,140,853
Canadian Government Bond, 4.25%, due 12/1/2021, Inflation Indexed	CAD	36,109,000	48,274,553
			241,023,861
New Zealand Government Bonds—0.1%
New Zealand Government Bond, 6.00%, due 11/15/2011	NZD	20,000,000	15,311,500
Norwegian Government Bonds—0.1%
Norwegian Government Bond, 6.50%, due 5/15/2013	NOK	150,000,000	27,571,140
U.S. Government Notes—21.8%
United States Treasury Note, 1.375%, due 7/15/2018, Inflation Indexed		$523,825,000	580,463,578
United States Treasury Note, 1.25%, due 7/15/2020, Inflation Indexed		517,950,000	571,808,513
United States Treasury Note, 2.875%, due 1/31/2013		483,005,000	499,872,501
United States Treasury Note, 2.125%, due 1/15/2019, Inflation Indexed		263,060,000	306,382,825
United States Treasury Note, 0.625%, due 2/28/2013		200,000,000	201,140,600
United States Treasury Note, 0.125%, due 8/31/2013		200,000,000	199,507,800
United States Treasury Note, 0.125%, due 9/30/2013		200,000,000	199,484,000
United States Treasury Note, 1.125%, due 6/15/2013		175,000,000	177,521,750
United States Treasury Note, 1.00%, due 1/15/2014		100,000,000	101,492,200
United States Treasury Note, 1.375%, due 11/15/2012		100,000,000	101,320,300
United States Treasury Note, 1.375%, due 10/15/2012		100,000,000	101,222,700
United States Treasury Note, 1.375%, due 9/15/2012		100,000,000	101,121,100
United States Treasury Note, 1.125%, due 12/15/2012		100,000,000	101,101,600

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—September 30, 2011 cont.

Name	Par Value		Value
Fixed Income—23.6% (cont.)
U.S. Government Notes—21.8% (cont.)
United States Treasury Note, 1.50%, due 7/15/2012		$100,000,000	$101,035,200
United States Treasury Note, 1.375%, due 5/15/2012		100,000,000	100,757,800
United States Treasury Note, 1.00%, due 4/30/2012		100,000,000	100,508,000
United States Treasury Note, 1.00%, due 3/31/2012		100,000,000	100,441,000
United States Treasury Note, 0.625%, due 6/30/2012		100,000,000	100,344,000
United States Treasury Note, 0.375%, due 8/31/2012		100,000,000	100,183,600
			3,845,709,067
Total Government and Agency Securities (Cost: $3,987,060,764)			$4,129,615,568
Total Fixed Income (Cost: $4,018,174,223)			$4,166,473,712
Short Term Investments—11.0%
Canadian Treasury Bills—5.4%
Canadian Treasury Bills, 0.80% - 1.42%, due 12/22/2011 - 8/30/2012 (h) (Cost: $1,015,929,128)	CAD	1,000,000,000	$949,715,622
Commercial Paper—3.6%
BP Capital Markets PLC, 144A, 0.23% - 0.27%, due 10/20/2011 - 12/15/2011 (g) (h)		$151,280,000	$151,240,410
PepsiCo., Inc., 144A, 0.07% - 0.11%, due 10/24/2011 - 11/16/2011 (g) (h)		116,150,000	116,137,494
Wellpoint, Inc., 144A, 0.25% - 0.41%, due 10/3/2011 - 12/29/2011 (g) (h)		95,000,000	94,969,147
Toyota Motor Credit Corp., 0.20% - 0.24%, due 10/28/2011 - 11/4/2011 (h)		75,000,000	74,985,083
Medtronic, Inc., 144A, 0.07% - 0.10%, due 11/17/2011 - 12/8/2011 (g) (h)		75,000,000	74,983,273
Johnson & Johnson, 144A, 0.04% - 0.05%, due 10/4/2011 - 10/17/2011 (g) (h)		60,000,000	59,999,611
Wal-Mart Stores, Inc., 144A, 0.07%, due 10/6/2011 (g) (h)		25,000,000	24,999,757
Kellogg Co., 144A, 0.20%, due 10/3/2011 - 10/19/2011 (g) (h)		21,000,000	20,998,167
American Honda Finance Corp., 0.14%, due 11/9/2011 (h)		20,000,000	19,994,444
John Deere Capital Co., 144A, 0.15%, due 12/5/2011 (g) (h)		2,600,000	2,599,361
Total Commercial Paper (Cost: $640,885,991)			640,906,747

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—September 30, 2011 cont.

Name	Par Value	Value
Short Term Investments—11.0% (cont.)
Repurchase Agreement—2.0%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 9/30/2011 due 10/3/2011, repurchase price $357,495,510, collateralized by Federal National Mortgage Association Bonds, with rates from 0.750% - 4.625%, with maturities from 9/2/2014 - 1/27/2015, and with an aggregate fair value plus accrued interest of $364,647,405 (Cost: $357,495,212)	$357,495,212	$357,495,212
Total Short Term Investments (Cost: $2,014,310,331)		$1,948,117,581
Total Investments (Cost: $16,337,035,443)—100.9%		17,808,352,392
Foreign Currencies (Cost: $24,231,850)—0.1%		23,857,238
Liabilities In Excess of Other Assets—(1.0)%		(178,985,046)
Total Net Assets—100%		$17,653,224,584

(a)  Non-income producing security.

(b)  See Note 5 in the Notes to the Financial Statements regarding investments in affiliated issuers.

(c)  Represents a Sponsored American Depositary Receipt.

(d)  Represents a foreign domiciled corporation.

(e)  Amount rounds to less than 0.1%.

(f)  Fair value is determined in good faith in accordance with procedures established by the Board of Trustees.

(g)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

(h)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

Key to abbreviations:

CAD: Canadian Dollar

EUR: Euro

NOK: Norwegian Krone

NZD: New Zealand Dollar

See accompanying Notes to Financial Statements.

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

Report from Clyde S. McGregor and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (9/30/11) AS COMPARED TO THE MSCI WORLD INDEX12 (UNAUDITED)

		Average Annual Total Returns (as of 9/30/11)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/4/99)
Oakmark Global Fund (Class I)	-18.25%	-7.38%	-0.52%	10.24%	9.26%
MSCI World Index	-16.61%	-4.35%	-2.23%	3.71%	0.92%
Lipper Global Fund Index[13]	-19.52%	-8.31%	-1.94%	4.15%	2.18%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/10 was 1.15%

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

Quarter and Fiscal Year Review

Although the Oakmark Global Fund's fiscal year started strong, the September quarter proved so decisively negative that the year ended in a loss. The Fund suffered a loss of 18% in the quarter, similar to the MSCI World Index loss of 17%. The Lipper Global Fund Index dropped 20%. The quarter's sizable decrease changed the Fund's calendar nine-month return from a small positive gain to a 16% loss. This contrasts to the 12% decline for the MSCI World Index and the 16% decline for the Lipper Global Fund Index. Finally, for the Fund's fiscal year ended September 30, the returns were a 7% loss for the Fund, 4% loss for the MSCI and 8% loss for the Lipper Global Fund Index. As always, we are most pleased to report the Fund's 9% compound annualized rate of return since its inception in 1999.

Last year at this time we were able to write that no single country produced a negative three-month return for the Fund. It is probably obvious from this quarter's total return number that all countries in which the Fund held investments lost money. Germany experienced the largest percentage loss, followed by Switzerland and Spain, but the negative contribution of the U.S. to the total loss was the greatest, due to the Fund's much higher weighting in U.S. equities. Currency effects were also negative except in Japan.

The Fund owned shares of 41 different companies at some point during the quarter. Of those 41, only MasterCard (U.S.) and Square Enix (Japan) managed a positive total return in the period. We noted in last quarter's report that, as June ended, the Federal Reserve would issue its final debit interchange rules, as required by the Dodd-Frank act. We argued that, regardless of the interchange outcome, MasterCard was undervalued and attractive. As it happened, the market perceived the new rules to be more favorable than expected, and this supported MasterCard's shares in this difficult trading environment. Square Enix has been a volatile stock in most time periods. The company's shares declined significantly after the March earthquake and tsunami, and the recent quarter's price improvement merely corrected some of the prior excessive movement.

Roughly three-fourths of the Fund's holdings lost more than 10% in the quarter. The issues that had the biggest negative contribution to the Fund's return were Snap-on (U.S.), Adecco (Switzerland),

OAKMARK GLOBAL FUND

Rheinmetall (Germany), Credit Suisse (Switzerland) and Apache (U.S.). Snap-on is a small-capitalization company whose stock has often been volatile. While Snap-on did not report any problems during the quarter, investors may have reacted negatively to the company's large exposure to deteriorating Mediterranean markets. Steady defense-business growth combined with renewed auto-industry profitability have put Rheinmetall on pace to generate another record year of profits. The shares have been weak, like we have seen for many European industrial companies, because investors fear that government austerity programs may precipitate a European recession. Credit Suisse shares have declined in sympathy with other European financials. With immaterial exposure to sovereign debt, we believe the strength of the Swiss franc (and not debt-related charges) is hurting profits. The private bank continues to see strong net growth in new money. Apache declined in concert with petroleum prices.

Adecco, the word's largest temporary help and permanent placement company, is currently trading at prices last seen in April '09. Despite macroeconomic concerns, Adecco's business today is considerably better-positioned and is trading at significantly lower multiples than it was in April 2009. To put this in perspective, Adecco generated EUR 14.8 billion in revenue and EUR 402 million in operating profit in 2009, so we were paying a high-teens multiple on 12-month expected EBIT. In 2011, we forecast that Adecco will generate EUR 20.5 billion in revenue and more than EUR 850 million in operating profit, so today we are buying the business for 8x 12-month expected EBIT. In addition, despite a relatively lackluster recovery in employment across most of the developed world, Adecco's revenue has increased more than 20% since 2009 because employers value the flexibility that temporary staff provides in today's more volatile world. Adecco has also grown via mergers and acquisitions. It has utilized almost EUR 1 billion of the EUR 1.25 billion it generated in free cash flow over the past three years to buy professional staffing businesses, such as MPS in the U.S. Even with its mergers and acquisitions spending, Adecco returned nearly EUR 250 million to shareholders via dividends without increasing its leverage.

For the fiscal year ended September 30, Italy, France, the United Kingdom and Ireland all managed to generate positive returns for the Fund. Switzerland, Japan, Australia, Germany and Spain detracted most. Bulgari (Italy), MasterCard, Sara Lee (U.S.), Television Francaise 1 (France) and Oracle (U.S.) were the largest individual contributors. The largest detractors were Credit Suisse, Square Enix, UBS (Switzerland, now sold), Adecco and Tenet Healthcare (U.S.).

Portfolio Activity

We traded actively in the quarter to try to take advantage of periodic volatile swings in the markets. We did not initiate any new positions, however. We eliminated three European holdings: Neopost (France), Television Francaise 1 and UBS. The two French holdings had performed well, and we exited them because we perceived better opportunities elsewhere. Late in the quarter, UBS disclosed that unauthorized trading for the bank's account had generated a $2.3 billion loss and soon after CEO Oswald Grübel resigned. We had maintained the Fund's UBS holding in part because of what we had seen Grübel accomplish at Credit Suisse previously. His departure, along with the bank's obvious controls shortfall, caused us to reassess our ownership.

The U.S. weight within the Fund grew modestly in the quarter. At 43%, this weight continues to be somewhat less than the U.S. weight in global indices. As always, we construct the portfolio based on our perception of individual dominant investment opportunities, paying little attention to corporate domicile as long as we are within the Fund's prospectus limits. We are overweight compared to our indices in both Switzerland and Japan. Each holding in those two countries meets our requirements for quality and value, but they also have the potential advantage of an eventual correction in currency imbalances. We believe that the Swiss franc and the Japanese yen are significantly overvalued relative to other currencies. If we are right and these currency imbalances correct, this should benefit our holdings.

Hedge Discussion

We continue to believe that the U.S. dollar is undervalued relative to other global currencies. It is important, however, to note that the relative value of the U.S. dollar has improved significantly over the past few months. For example, in early August, 0.72 Swiss francs were needed to purchase 1 U.S. dollar, an all-time low. The franc had soared at that time as investors flocked to the "safe haven" currency amid concerns regarding the debt crisis in Europe. This quickly reversed in August and September as the Swiss National Bank intervened to prevent further appreciation of the franc. The Swiss government argued that to allow the franc to continue at such an elevated level would hurt Swiss exporters and create a drag on their earnings. As of quarter end, the franc was trading at 0.91, a 26% change in value relative to the U.S. dollar, in less than two months. Other global currencies, excluding the Japanese yen, have experienced similar movements in the past few months. Our hedge positions are designed to reduce the Fund's vulnerability to volatility in the

OAKMARK GLOBAL FUND

currency markets. Specifically, as of quarter end, approximately 85% of the Fund's Australian dollar, 76% of the Swiss franc, 76% of the Japanese yen, 39% of the Swedish krona and 39% of the euro exposures were hedged.

Thank you for being our partners in the Oakmark Global Fund. Please feel free to contact us with your questions or comments.

Clyde S. McGregor, CFA Portfolio Manager oakgx@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakgx@oakmark.com

September 30, 2011

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Global Diversification—September 30, 2011 (Unaudited)

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—September 30, 2011

Name	Description	Shares Held	Value
Common Stocks—97.4%
Application Software—2.0%
SAP AG (Germany)	Develops Business Software	738,400	$37,571,435
Asset Management & Custody Banks—3.4%
Julius Baer Group, Ltd. (Switzerland) (a)	Asset Management	1,895,900	63,357,481
Automobile Manufacturers—4.2%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	1,726,800	59,193,257
Daimler AG Registered (Germany)	Automobile Manufacturer	403,700	17,954,328
			77,147,585
Broadcasting—3.3%
Discovery Communications, Inc., Class C (United States) (a)	Media Management & Network Services	1,725,150	60,639,023
Building Products—2.0%
Assa Abloy AB, Class B (Sweden)	Develops, Designs & Manufactures Security Locks	1,791,700	36,863,253
Construction Materials—1.3%
Holcim, Ltd. (Switzerland)	Produces & Markets Ready-Mixed Concrete, Cement, Clinker & Admixtures	455,800	24,188,301
Data Processing & Outsourced Services—3.4%
MasterCard, Inc., Class A (United States)	Transaction Processing Services	196,100	62,195,076
Distillers & Vintners—1.8%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	1,781,500	33,967,171
Diversified Banks—2.0%
Banco Santander SA (Spain)	Retail, Commercial & Private Banking & Asset Management Services	4,576,000	37,412,881
Diversified Capital Markets—2.8%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	1,965,900	51,430,338

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—September 30, 2011 cont.

Name	Description	Shares Held	Value
Common Stocks—97.4% (cont.)
Electronic Components—4.7%
Hirose Electric Co., Ltd. (Japan)	Develops & Sells Electronic Equipment	709,900	$65,994,493
OMRON Corp. (Japan)	Component, Equipment & System Manufacturer	1,065,700	20,928,766
			86,923,259
Electronic Manufacturing Services—2.9%
TE Connectivity, Ltd. (Switzerland)	Electronic Equipment, Instruments & Components	1,916,300	53,924,682
Fertilizers & Agricultural Chemicals—2.2%
Incitec Pivot, Ltd. (Australia)	Fertilizer Manufacturer & Supplier	13,213,200	40,938,252
Health Care Equipment—1.5%
Covidien PLC (Ireland)	Health Care Equipment & Supplies	640,900	28,263,690
Health Care Facilities—1.6%
Tenet Healthcare Corp. (United States) (a)	Hospitals & Health Care Facilities	7,224,300	29,836,359
Health Care Services—6.4%
Laboratory Corp. of America Holdings (United States) (a)	Medical Laboratory & Testing Services	1,008,700	79,737,735
Primary Health Care, Ltd. (Australia)	Health Care Service Provider	13,291,900	38,126,300
			117,864,035
Home Entertainment Software—4.5%
Square Enix Holdings Co., Ltd. (Japan)	Develops & Sells Entertainment Software for Video Game Consoles	4,606,300	82,945,578
Human Resource & Employment Services—2.6%
Adecco SA (Switzerland)	Temporary Employment Services	1,221,200	48,133,019
Industrial Conglomerates—2.4%
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	953,000	44,701,310
Industrial Machinery—4.4%
Snap-on, Inc. (United States)	Tool & Equipment Manufacturer	1,837,600	81,589,440

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—September 30, 2011 cont.

Name	Description	Shares Held	Value
Common Stocks—97.4% (cont.)
Investment Banking & Brokerage—4.0%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	20,009,000	$74,718,675
Movies & Entertainment—2.0%
Live Nation Entertainment, Inc. (United States) (a)	Live Events Producer, Operator, & Promoter	4,611,432	36,937,570
Office Electronics—3.4%
Canon, Inc. (Japan)	Computers & Information	1,395,600	63,368,659
Oil & Gas Exploration & Production—1.8%
Apache Corp. (United States)	Oil & Natural Gas Exploration & Production	405,200	32,513,248
Packaged Foods & Meats—3.1%
Nestle SA (Switzerland)	Food & Beverage Manufacturer	559,300	30,790,964
Sara Lee Corp. (United States)	Manufactures & Markets Brand Name Products for Consumers Worldwide	1,637,200	26,768,220
			57,559,184
Railroads—2.0%
Union Pacific Corp. (United States)	Rail Transportation Provider	459,600	37,535,532
Research & Consulting Services—3.6%
Equifax, Inc. (United States)	Information Management, Transaction Processing, Direct Marketing & Customer Relationship Management	1,784,200	54,846,308
Meitec Corp. (Japan)	Software Engineering Services	603,100	11,529,235
			66,375,543
Semiconductor Equipment—1.8%
Applied Materials, Inc. (United States)	Develops, Manufactures, Markets & Services Semiconductor Wafer Fabrication Equipment	3,312,600	34,285,410

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—September 30, 2011 cont.

Name	Description	Shares Held/ Par Value	Value
Common Stocks—97.4% (cont.)
Semiconductors—9.3%
Intel Corp. (United States)	Computer Component Manufacturer & Designer	2,739,400	$58,431,402
Texas Instruments, Inc. (United States)	Designs & Supplies Digital Signal Processing, Analog Technologies & Microcontroller Semiconductors	2,134,800	56,892,420
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	1,079,100	56,290,995
			171,614,817
Specialty Chemicals—2.1%
International Flavors & Fragrances, Inc. (United States)	Manufactures Flavors & Fragrance Products	700,200	39,365,244
Systems Software—4.9%
Oracle Corp. (United States)	Software Services	3,141,900	90,298,206
Total Common Stocks (Cost: $1,848,708,034)			$1,804,464,256
Short Term Investment—1.1%
Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement,
0.01% dated 9/30/2011 due 10/3/2011, repurchase
price $20,410,573, collateralized by a Federal
National Mortgage Association Bond, with a rate of
2.000%, with a maturity of 1/27/2015, and with a
fair value plus accrued interest of $13,791,995, and
by a Federal Home Loan Mortgage Corp. Bond, with
a rate of 2.875%, with a maturity of 2/9/2015, and
with a fair value plus accrued interest of $7,027,400
(Cost: $20,410,556)		$20,410,556	$20,410,556
Total Short Term Investment (Cost: $20,410,556)			$20,410,556
Total Investments (Cost: $1,869,118,590)—98.5%			1,824,874,812
Other Assets In Excess of Liabilities—1.5%			28,598,547
Total Net Assets—100%			$1,853,473,359

  Securities of aggregate value of $940,404,691 were valued at a fair value in accordance with procedures established by the Board of Trustees.

(a)  Non-income producing security.

See accompanying Notes to Financial Statements.

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

Report from Bill Nygren and David Herro, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL SELECT FUND FROM ITS INCEPTION (10/2/06) TO PRESENT (9/30/11) AS COMPARED TO THE MSCI WORLD INDEX12 (UNAUDITED)

	Total Returns (as of 9/30/11)
(Unaudited)	Last 3 Months*	1-year	Average Annual Total Return Since Inception (10/2/06)
Oakmark Global Select Fund (Class I)	-16.23%	-1.65%	2.02%
MSCI World Index	-16.61%	-4.35%	-2.26%
Lipper Global Fund Index[13]	-19.52%	-8.31%	-1.95%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/10 was 1.29%

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Global Select Fund lost 2% for the year ended September 30, 2011, outperforming the MSCI World Index's 4% decline. For the latest quarter and calendar year to date, respectively, the Fund was down 16% and 10%, while the MSCI World Index lost 17% and 12%. The Fund has returned an average of 2% per year since its inception in October 2006, outperforming the MSCI World Index's annualized loss of 2% over the same period.

The top contributor to performance for the last 12 months was the French television operator Societe Television Francaise 1 (TF1), which returned 26% before being sold from the portfolio in March 2011. We used the proceeds to purchase names trading at a larger discount to our estimate of intrinsic value.

Another top contributor was Comcast, the largest cable provider in the U.S., which returned 23%. Comcast derives most of its revenue from television, Internet and digital-phone services offered in 39 states and the District of Columbia. It has approximately 17 million broadband Internet subscribers and more than 8 million customers use its XFINITY computer-based telephony service. Comcast also has cable programming interests, and it owns entertainment channel E!. Comcast has one of the biggest and, we what we believe, best integrated systems (cable TV, Internet and digital phone) in the industry. Its cable business has considerable scale advantages and continues to thrive despite several competitive threats. Also, there has been a change of leadership in the cable unit, as Neil Smit took over operational responsibilities after the NBC-Universal joint venture was completed. We are excited about this management shift, and we have confidence that performance in this division will continue to improve as a result. Additionally, Comcast's Internet service business is gaining market share, and its digital-phone business has been growing despite a decline in overall landline usage. We believe that Comcast has the potential for ample growth across all business lines, and we are especially optimistic about future results from its commercial-services sector, which is Comcast's most rapidly growing segment and could be one of its highest return investments.

The largest detractor from Fund performance for the year was Adecco, a Swiss-based personnel and temporary staffing company, which lost 23%.

OAKMARK GLOBAL SELECT FUND

Adecco is currently trading at prices last seen in April 2009. Despite macroeconomic concerns, Adecco's business today is considerably better-positioned and is trading at significantly lower multiples than it was in April 2009. To put this in perspective, Adecco generated EUR 14.8 billion in revenue and EUR 402 million in operating profit in 2009, so we were paying a high-teens multiple on 12-month expected EBIT. In 2011, we forecast that Adecco will generate EUR 20.5 billion in revenue and more than EUR 850 million in operating profit, so today we are buying the business for 8x 12-month forward EBIT. In addition, despite a relatively lackluster recovery in employment across most of the developed world, Adecco's revenue has increased more than 20% since 2009 because employers value the flexibility that temporary staff provides in today's more volatile world. Adecco has also grown via mergers and acquisitions. It has utilized almost EUR 1 billion of the EUR 1.25 billion it generated in free cash flow over the past three years to buy professional staffing businesses, such as MPS in the U.S. Even with its mergers and acquisitions spending, Adecco returned nearly EUR 250 million to shareholders via dividends without increasing its leverage.

Another large detractor from performance for the year was U.S.-based electronics retailer Best Buy. Shares declined amid general softness in sales of consumer electronics and continued concerns that increasingly price-sensitive consumers are moving to competitors such as Wal-Mart and Amazon. While we believe Best Buy is undervalued, we sold our position and used the proceeds to purchase FedEx, a U.S.-based global parcel and freight delivery company. FedEx shares fell sharply during the past quarter as investors focused on the slowing economy. Short-term investors see FedEx as an offensive play that is unlikely to be successful in a deteriorating macro environment. However, we use long-term earnings power to estimate business value, and we believe FedEx offers considerable long-term earnings potential. The company's investments during this extended downturn have set the company up for an enormous amount of earnings power in an industry with extremely high barriers to entry. The gap between FedEx's price and value increased significantly during the most recent quarter, making it appear to be one of the most undervalued stocks on our approved list that we did not yet own. FedEx also gives the Fund more industrial exposure than we previously had in the portfolio.

We made some changes to the portfolio during the quarter. In addition to selling Best Buy and buying FedEx, we sold our positions in G4S and UBS, and we purchased Credit Suisse Group, an international financial services group based in Switzerland, and Daimler, a global automotive company based in Germany.

On a regional basis, 43% of the Fund's assets were invested in U.S.-domiciled companies as of September 30, while approximately 32% was allocated to equities in Europe and nearly 21% to Japan. The remaining 4% was invested in Canadian stocks.

Due to the U.S. dollar's weakness relative to other global currencies, we currently hedge three underlying foreign currencies. At quarter-end, approximately 75% of the Fund's Swiss franc, 74% of the Japanese yen and 19% of the euro exposures were hedged.

Thank you for your continued support!

William C. Nygren, CFA Portfolio Manager oakwx@oakmark.com	David G. Herro, CFA Portfolio Manager oakwx@oakmark.com

September 30, 2011

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Global Diversification—September 30, 2011 (Unaudited)

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—September 30, 2011

Name	Description	Shares Held	Value
Common Stocks—95.2%
Air Freight & Logistics—4.0%
FedEx Corp. (United States)	Package & Freight Delivery Services	250,000	$16,920,000
Application Software—4.8%
SAP AG (Germany)	Develops Business Software	400,000	20,352,890
Automobile Manufacturers—9.5%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	825,100	28,283,737
Daimler AG Registered (Germany)	Automobile Manufacturer	265,100	11,790,172
			40,073,909
Cable & Satellite—4.8%
Comcast Corp., Class A (United States)	Cable Communication Networks Provider	974,000	20,152,060
Catalog Retail—4.3%
Liberty Media Corp. - Interactive, Class A (United States) (a)	Home & Internet Shopping Online Travel	1,240,000	18,314,800
Computer Hardware—4.7%
Dell, Inc. (United States) (a)	Technology Products & Services	1,388,000	19,640,200
Consumer Finance—4.3%
Capital One Financial Corp. (United States)	Credit Card Products & Services Provider	460,000	18,229,800
Distillers & Vintners—4.0%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	875,000	16,683,287
Diversified Capital Markets—5.0%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	808,000	21,138,264
Electronic Manufacturing Services—4.6%
TE Connectivity, Ltd. (Switzerland)	Electronic Equipment, Instruments & Components	690,000	19,416,600

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—September 30, 2011 cont.

Name	Description	Shares Held	Value
Common Stocks—95.2% (cont.)
Health Care Equipment—4.7%
Medtronic, Inc. (United States)	Develops Therapeutic & Diagnostic Medical Products	600,000	$19,944,000
Human Resource & Employment Services—5.3%
Adecco SA (Switzerland)	Temporary Employment Services	569,200	22,434,748
Integrated Oil & Gas—4.2%
Cenovus Energy, Inc. (Canada)	Integrated Oil Company	580,000	17,811,800
Internet Software & Services—4.8%
eBay, Inc. (United States) (a)	Online Trading Community & Secure Online Payment Services	680,000	20,053,200
Investment Banking & Brokerage—5.6%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	6,292,000	23,495,922
Packaged Foods & Meats—3.6%
Nestle SA (Switzerland)	Food & Beverage Manufacturer	275,700	15,178,024
Semiconductors—17.0%
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	588,000	30,672,880
Intel Corp. (United States)	Computer Component Manufacturer & Designer	1,052,000	22,439,160
Texas Instruments, Inc. (United States)	Designs & Supplies Digital Signal Processing, Analog Technologies & Microcontroller Semiconductors	700,000	18,655,000
			71,767,040
Total Common Stocks (Cost: $438,838,950)			$401,606,544

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—September 30, 2011 cont.

Name	Par Value	Value
Short Term Investment—3.3%
Repurchase Agreement—3.3%
Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 9/30/2011 due 10/3/2011, repurchase price $14,159,415, collateralized by a Federal Home Loan Mortgage Corp. Bond, with a rate of 1.100%, with a maturity of 8/8/2014, and with a fair value plus accrued interest of $12,967,920, and by a Federal National Mortgage Association Bond, with a rate of 0.875%, with a maturity of 8/28/2014, and with a fair value plus accrued interest of $1,475,988 (Cost: $14,159,403)	$14,159,403	$14,159,403
Total Short Term Investment (Cost: $14,159,403)		$14,159,403
Total Investments (Cost: $452,998,353)—98.5%		415,765,947
Other Assets In Excess of Liabilities—1.5%		6,280,742
Total Net Assets—100%		$422,046,689

  Securities of aggregate value of $190,029,924 were valued at a fair value in accordance with procedures established by the Board of Trustees.

(a)  Non-income producing security.

See accompanying Notes to Financial Statements.

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL AND
OAKMARK INTERNATIONAL SMALL CAP FUNDS

Fellow Shareholders,

As I write to you, volatility and uncertainty in the market are drawing comparisons to what occurred in 2008-2009. Many pundits and observers are tripping over themselves to come up with the most fearful scenario. With this negative noise level steadily rising, it is understandable the global stocks, including some held in our Funds, are experiencing a period of weakness. Over the last three months alone, international stocks are down almost 20%, and for the year they are down by almost 10%. The U.S. equity market, down less than 9% year to date, is actually one of the better-performing markets.

Sovereign Debt

Like 2008, today's concern surrounds debt. Back then, the problem was private indebtedness, whereas today's worry is public indebtedness. Broadly speaking, global political gridlock is spooking the markets, and more specifically, how to deal with Greece's acute debt problem. The worries that began in the peripheral countries of the eurozone have moved deeper into the heart of the continent. For example, concerns about Italian sovereign debt have suddenly appeared, despite the fact that Italy's debt-to-GDP ratio of around 110% is not materially different from what it was five years ago. There are questions about whether Italy, Spain and even France have the ability to pay off their obligations, even as each of these countries have taken steps to sharply cut their deficits. Italy projects a balanced budget by 2013, for instance, while Spain foresees a deficit of less than 3% of GDP next year.

I would argue, based on evidence we see today, that Mr. Market is again overreacting to the current situation. As mentioned in my last letter, it is unlikely that the 14 million inhabitants of Greece will be able to manage the $400+ billion worth of debt now being carried on the nation's books. But what is indeed ugly is how poorly the political class of Europe has dealt with this situation. No less ugly is how U.S. politicians have failed to set aside their partisan differences in order to address our own public-debt excesses. The 24-7 display of poor political leadership globally has contaminated the investment environment.

All of this said, I believe that the market's response to events in Greece and incompetent politicians—a global stock market rout—is overblown.

The Sunnier Side

The market is behaving as if each indebted country—Italy, Spain, Ireland and even France—is in the same dire circumstance as Greece. Even the U.S. experienced a debt downgrade by one rating agency. While a widespread default scenario is possible, it is EXTREMELY unlikely.

As of this writing, the market has assigned roughly a 5% chance that Italy will default on its five-year bonds, which is borderline absurd. Yes, Italy has too much debt. Yes, Italy needs structural change. Yes, it has an ineffective prime minister. But it is also a country of vast wealth. Household debt represents 65% of disposable income, compared to 98% for the eurozone as a whole and 148% for the U.S. The gross savings rate in Italy is 12.1%, more than double that of the U.S. Not only is Italy's budget projected to be balanced by 2013, the government still has a large pool of salable assets.

Many European financials have lost more than 30% of their value since early August on concerns that Italian, Spanish and French government paper was not "money-good" and that, as a result, European banks were highly leveraged. Our view is that the market's emotion is not consistent with economic fact, and thus we continue to use these severe dips to add to our holdings of quality financials.

A final point—despite all of the market turmoil and lack of confidence, the "real" global economy seems to be holding up quite well, due in large part to sustained growth in the large emerging nations. During the horrible month of August, for example, BMW achieved its best-ever August sales result in terms of global auto sales. We have met with dozens of companies from all over the globe that sell their products to customers all over the globe, and none have yet to see a severe slowdown. And while the IMF has recently lowered its estimate of global economic growth, that growth is still expected to be a respectable 4% for 2011 and the same in 2012.

Conditions in global equity markets are volatile and erratic, with changes in share prices reflecting short-term macro fears rather than long-term business fundamentals. This is often the case, and when it arises, it provides us with investment opportunity. Emotion in the market makes it difficult for businesses, but in general, they are still growing and earning acceptable returns. As such, we remain confident that by remaining disciplined and focused on the long term, we are well-positioned for future success.

David G. Herro, CFA
Portfolio Manager

oakix@oakmark.com

oakex@oakmark.com

September 30, 2011

OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

OAKMARK INTERNATIONAL FUND

Report from David G. Herro and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (9/30/11) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX14 (UNAUDITED)

		Average Annual Total Returns (as of 9/30/11)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (9/30/92)
Oakmark International Fund (Class I)	-20.42%	-10.54%	-0.60%	8.81%	9.41%
MSCI World ex U.S. Index	-19.01%	-9.11%	-2.90%	5.50%	5.46%
MSCI EAFE Index[15]	-19.01%	-9.36%	-3.46%	5.03%	5.13%
Lipper International Fund Index[16]	-20.97%	-11.92%	-2.59%	5.70%	6.24%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/10 was 1.08%

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Fund was down 11% for the 12 months ended September 30, 2011, while the MSCI World ex U.S. Index lost 9%. The Fund has returned an average of 9% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 5% per year over the same period.

Two of the largest contributors to Fund performance over the past year were Japan Tobacco and Brambles, which returned 32% and 15%, respectively, before both were sold from the Fund as they approached our estimate of intrinsic fair value. The proceeds from the sales were used to purchase names trading at a deeper discount to our estimate of intrinsic value.

Another top contributor to the Fund's performance over the past year was Olympus, a global optoelectronics manufacturer based in Japan that returned 21%. The company's share price was volatile, hitting a low for the year after Japan's earthquake and tsunami in March 2011. The post-tsunami recovery, as well as the strong performance of the endoscopes business and management's cost-cutting initiatives that focused on improved profitability and cash generation, contributed to strong share price performance. As discussed in last quarter's letter, the camera business has been a drag on profitability at Olympus in recent years and management plans to fix this business through product innovation and cost-cutting programs. Product upgrades and strong brand value for its camera business have enabled Olympus to gain market share in Europe. Although perhaps best-known for its camera and imaging business, most of the company's value comes from its endoscopes business. Through innovation and differentiation, including new light-distribution technology that improves image quality, Olympus has achieved a 70% global market share in gastrointestinal endoscopes. The company is also focused on design changes that will improve patient comfort. We believe Olympus will continue to provide positive returns for our shareholders.

Another top contributor to Fund performance was Wolseley, a U.K.-based distributor of building and bathroom products that returned 1% for the year. Despite the mediocre 1-year performance, Wolseley was a top contributor in late 2010 and early 2011, when consumer sentiment was relatively positive and investors expected sales of

OAKMARK INTERNATIONAL FUND

building products to increase. We trimmed our position as prices began to approach our estimate of intrinsic value. However, recent concerns about a double-dip recession and a more pessimistic outlook on the global economy caused share prices to fall, allowing us to add to our position of Wolseley at an attractive discount to intrinsic value. Since the 2008-2009 downturn, management has made significant changes to its financial-reporting systems that now enable real-time monitoring of business performance. We believe these changes will result in a more profitable business mix going forward. Furthermore, management has exited a number of underperforming business units where returns did not justify increased investment or Wolseley's market position was weak. We believe Wolseley is well-positioned to capitalize on an eventual recovery in construction spending, and it stands to benefit as well from its corporate-level improvements.

Bank of Ireland, a company we often discuss in the commentary, was the biggest detractor from performance for the year. An equity issuance, concern about Ireland's ability to recover from the tough economy and general economic concerns in Europe had a negative impact on the bank's share price. Due to the tough economy, the competitive landscape has changed significantly, and Bank of Ireland has taken this opportunity to capture additional market share. Management aggressively sought the European Commission's approval of its restructuring program, raised the needed equity capital and attacked cost overruns in its pension and labor force—all moves that served it well relative to its peers. It could take some time for economic conditions to improve in Ireland, but a return to a more normal economic environment will be much better for Bank of Ireland. We remain confident about Bank of Ireland's long-term risk-reward profile.

The other key detractors from Fund performance for the year were European financials Credit Suisse Group and Intesa Sanpaolo, which returned -36% and -47%, respectively. General concerns surrounding debt defaults in the eurozone, specifically Portugal, Italy, Ireland, Greece and Spain (PIIGS), had a negative impact on global financials over the past year, most notably in the latest quarter. We believe the strength of the Swiss franc (rather than debt-related charges) negatively impacted profits at Credit Suisse. Credit Suisse has immaterial exposure to sovereign debt. The private bank continues to see strong net growth in new money, and we believe the company is well-positioned to withstand these short-term difficulties. Intesa Sanpaolo shares have also been negatively impacted by fears surrounding PIIGS. However, we believe these fears are overblown because Intesa's exposure to PIIGS sovereign debt comprises only 9% of the bank assets, nearly all of which are from Italy. A debt default scenario in Italy is possible, as is almost anything, but it is extremely unlikely. Italy does have too much debt, it needs structural change and it needs more effective government leaders. However, household debt as a percentage of disposable income is low compared to the eurozone, the gross savings rate is high and the country is projected to have a balanced budget by 2013. We continue to believe the market is overreacting to sovereign-debt concerns in the eurozone and continue to use price weakness as an opportunity to add quality financial names to the Fund.

We made significant changes to the portfolio during the most recent quarter. We sold our positions in ArcelorMittal, Brambles, FEMSA, Foster's Group, H&M, Japan Tobacco, Sodexo, UBS and Vallourec. We added one new name to the Fund: PPR, a luxury-goods conglomerate whose brands include Gucci, Bottega Veneta and YSL. The remaining proceeds from sales were used to increase positions of undervalued names already in the portfolio.

Our geographical composition changed minimally over the past quarter. We increased our European holdings slightly to approximately 68% and decreased our Pacific Rim exposure to approximately 30%. Our Latin America and North America (Canada) exposure remained the same at approximately 2%.

The U.S. dollar has strengthened relative to many global currencies over the past few months, but remains relatively undervalued. We currently hedge five underlying currencies. At quarter-end, approximately 81% of the Fund's Swiss franc, 76% of the Australian dollar, 74% of the Japanese yen, 38% of the Swedish krona, and 20% of the euro exposure were hedged.

Volatility in global equity markets and economic uncertainty has increased and the pace of recovery has slowed. We continue to adhere to a long-term value philosophy that has enabled us to build a portfolio of high-quality names trading at discounts to our estimate of intrinsic value. We thank you, our shareholders, for your continued support and patience!

David G. Herro, CFA Portfolio Manager oakix@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakix@oakmark.com

September 30, 2011

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Global Diversification—September 30, 2011 (Unaudited)

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—September 30, 2011

Name	Description	Shares Held	Value
Common Stocks—95.8%
Advertising—2.6%
Publicis Groupe SA (France)	Advertising & Media Services	4,481,600	$187,045,989
Aerospace & Defense—0.6%
BAE Systems PLC (United Kingdom)	Develops, Delivers & Supports Advanced Aerospace & Defense Systems	10,946,700	45,211,657
Apparel, Accessories & Luxury Goods—1.1%
Cie Financiere Richemont SA (Switzerland)	Manufacturer & Retailer of Luxury Goods	1,688,000	75,192,506
Application Software—2.6%
SAP AG (Germany)	Develops Business Software	3,690,500	187,780,852
Asset Management & Custody Banks—1.4%
Schroders PLC (United Kingdom)	International Asset Management	4,957,463	98,269,672
Automobile Manufacturers—8.0%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	6,553,400	224,645,058
Daimler AG Registered (Germany)	Automobile Manufacturer	3,972,500	176,674,682
Honda Motor Co., Ltd. (Japan)	Automobile & Motorcycle Manufacturer	5,607,700	164,276,774
			565,596,514
Brewers—1.2%
Heineken Holdings NV (Netherlands)	Produces Beers, Spirits, Wines & Soft Drinks	2,231,000	86,099,250
Broadcasting—2.0%
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	7,767,400	96,564,793
Grupo Televisa SA (Mexico) (b)	Television Production & Broadcasting	2,392,996	44,007,196
			140,571,989

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—September 30, 2011 cont.

Name	Description	Shares Held	Value
Common Stocks—95.8% (cont.)
Building Products—3.5%
Assa Abloy AB, Class B (Sweden)	Develops, Designs & Manufactures Security Locks	9,697,500	$199,520,786
Geberit AG, Registered Shares (Switzerland) (a)	Building Products	283,100	52,271,518
			251,792,304
Commodity Chemicals—1.3%
Orica, Ltd. (Australia)	Produces Industrial & Specialty Chemicals	4,174,200	93,678,002
Construction Materials—2.3%
Holcim, Ltd. (Switzerland)	Produces & Markets Ready-Mixed Concrete, Cement, Clinker & Admixtures	3,132,800	166,250,787
Department Stores—1.4%
PPR (France)	Retails Consumer & Household Products	771,200	99,686,195
Distillers & Vintners—2.5%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	8,230,700	156,931,571
Treasury Wine Estates, Ltd. (Australia)	International Marketing & Distribution of Wine	5,578,000	20,889,607
			177,821,178
Diversified Banks—12.0%
BNP Paribas (France)	Commercial Bank	6,119,100	241,230,881
Intesa Sanpaolo SPA (Italy)	Banking & Financial Services	149,490,600	234,437,362
Banco Santander SA (Spain)	Retail, Commercial & Private Banking & Asset Management Services	21,658,700	177,079,186
Sumitomo Mitsui Financial Group, Inc. (Japan)	Commercial Bank	3,768,100	106,168,347
Bank of Ireland (Ireland) (a)	Commercial Bank	954,068,600	96,907,738
			855,823,514
Diversified Capital Markets—4.1%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	11,189,200	292,723,100

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—September 30, 2011 cont.

Name	Description	Shares Held	Value
Common Stocks—95.8% (cont.)
Diversified Chemicals—2.5%
Akzo Nobel NV (Netherlands)	Produces & Markets Chemicals, Coatings & Paints	3,986,300	$175,905,154
Electronic Components—1.6%
OMRON Corp. (Japan)	Component, Equipment & System Manufacturer	5,778,000	113,471,344
Food Retail—1.7%
Koninklijke Ahold NV (Netherlands)	Retails Health & Beauty Supplies, Prescriptions Drugs, Wine & Liquor	9,797,900	115,225,010
Tesco PLC (United Kingdom)	Food Retailer	1,236,700	7,244,063
			122,469,073
Health Care Equipment—2.5%
Olympus Corp. (Japan)	Optoelectronic Products Manufacturer	5,656,300	174,575,101
Human Resource & Employment Services—2.8%
Adecco SA (Switzerland)	Temporary Employment Services	5,099,300	200,986,490
Industrial Conglomerates—2.5%
Koninklijke (Royal) Philips Electronics NV (Netherlands)	Electronics Manufacturer	9,848,000	176,692,389
Investment Banking & Brokerage—3.7%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	71,299,000	266,248,529
Marine—2.3%
Kuehne + Nagel International AG (Switzerland)	Sea, Land & Rail Freight Transportation Businesses	1,472,300	165,240,495
Multi-line Insurance—2.8%
Allianz SE Registered (Germany)	Insurance, Banking & Financial Services	2,099,100	196,746,948
Office Electronics—3.1%
Canon, Inc. (Japan)	Computers & Information	4,918,100	223,311,409

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—September 30, 2011 cont.

Name	Description	Shares Held	Value
Common Stocks—95.8% (cont.)
Packaged Foods & Meats—3.0%
Nestle SA (Switzerland)	Food & Beverage Manufacturer	3,035,000	$167,084,887
Danone (France)	Food Products	708,700	43,566,096
			210,650,983
Paper Packaging—2.1%
Amcor, Ltd. (Australia)	Packaging & Related Services	22,812,000	151,023,247
Pharmaceuticals—2.1%
Roche Holding AG (Switzerland)	Develops & Manufactures Pharmaceutical & Diagnostic Products	504,600	81,498,973
GlaxoSmithKline PLC (United Kingdom)	Pharmaceuticals	1,846,500	38,102,690
Novartis AG (Switzerland)	Pharmaceuticals	583,200	32,578,527
			152,180,190
Publishing—2.1%
Thomson Reuters Corp. (Canada)	Electronic Information & Solutions Company	3,112,200	84,346,293
Reed Elsevier PLC (United Kingdom)	Publisher & Information Provider	8,840,600	67,683,710
			152,030,003
Research & Consulting Services—1.4%
Experian Group, Ltd. (Ireland)	Credit & Marketing Services	4,646,101	52,155,533
Meitec Corp. (Japan) (c)	Software Engineering Services	2,475,100	47,315,554
			99,471,087
Security & Alarm Services—3.3%
Secom Co., Ltd. (Japan)	On-Line Centralized Security Services, Home Security Systems, & Home Medical Services	3,117,000	150,340,997
G4S PLC (United Kingdom)	Security Services	20,316,000	84,057,833
			234,398,830
Semiconductors—4.5%
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	4,365,700	227,735,703

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—September 30, 2011 cont.

Name	Description	Shares Held/ Par Value	Value
Common Stocks—95.8% (cont.)
Semiconductors—4.5% (cont.)
Samsung Electronics Co., Ltd. (South Korea)	Consumer & Industrial Electronic Equipment Manufacturer	130,500	$91,122,457
			318,858,160
Specialty Chemicals—2.4%
Givaudan SA (Switzerland) (a)	Manufactures & Markets Fragrances	216,597	168,922,575
Specialty Stores—1.4%
Signet Jewelers, Ltd. (United Kingdom)	Jewelry Retailer	2,900,997	98,053,699
Trading Companies & Distributors—1.4%
Wolseley PLC (United Kingdom)	Distributes Building Materials & Lumber Products	4,092,600	101,545,203
Total Common Stocks (Cost: $7,742,633,944)			$6,826,324,418
Short Term Investment—1.9%
Repurchase Agreement—1.9%

Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 9/30/2011 due 10/3/2011, repurchase price $134,218,143, collateralized by a Federal Home Loan Mortgage Corp. Bond, with a rate of 4.375%, with a maturity of 7/17/2015, and with a fair value plus accrued interest of $10,920,613, and by a Federal National Mortgage Association Bond, with a rate of 4.375%, with a maturity of 10/15/2015, and with a fair value plus accrued interest of $125,985,538 (Cost: $134,218,031)	$134,218,031	$134,218,031
Total Short Term Investment (Cost: $134,218,031)		$134,218,031
Total Investments (Cost: $7,876,851,975)—97.7%		6,960,542,449
Foreign Currencies (Cost: $5,092,477)—0.1%		5,042,213
Other Assets In Excess of Liabilities—2.2%		159,169,728
Total Net Assets—100%		$7,124,754,390

  Securities of aggregate value of $6,579,027,623 were valued at a fair value in accordance with procedures established by the Board of Trustees.

(a)  Non-income producing security.

(b)  Represents a Sponsored American Depositary Receipt.

(c)  See Note 5 in the Notes to the Financial Statements regarding investments in affiliated issuers.

See accompanying Notes to Financial Statements.

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL
SMALL CAP FUND

Report from David G. Herro and Michael L. Manelli, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL SMALL CAP FUND FROM 9/30/01 TO PRESENT (9/30/11) AS COMPARED TO THE MSCI WORLD EX U.S. SMALL CAP INDEX17

		Average Annual Total Returns (as of 9/30/11)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark International Small Cap Fund (Class I)	-19.94%	-10.72%	-1.83%	11.47%	9.34%
MSCI World ex U.S. Small Cap Index	-18.92%	-5.63%	-1.21%	10.09%	N/A
MSCI World ex U.S. Index[14]	-19.01%	-9.11%	-2.90%	5.50%	4.25%
Lipper International Small-Cap Fund Index[18]	-19.66%	-7.52%	-0.49%	10.42%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/10 was 1.38%

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance data, visit oakmark.com.

* Not annualized-

The Oakmark International Small Cap Fund lost 20% in the quarter ended September 30, 2011, compared to a 19% loss for the MSCI World ex U.S. Small Cap Index. For the fiscal year ended September 30, the Fund declined 11%, while the MSCI World ex U.S. Small Cap Index was down 6%. For the past 10 years, the Fund has earned an annualized rate of return of 11%, compared to the MSCI World ex U.S. Small Cap Index, which has returned 10% for the same period.

The top-performing stock for the one-year period was Italian jeweler and luxury goods retailer Bulgari. Earlier this year, we wrote that the French luxury group LVMH Moet Hennessy Louis Vuitton SA planned to acquire the largely family-owned Bulgari. The announced acquisition price was approximately 60% higher than the previously traded share price. LVMH's offer exceeded our expectations for Bulgari by close to 10%, and we used the run-up in share price as an opportunity to divest our holdings and use the proceeds to buy stocks trading at a larger discount to our estimate of fair value.

Despite a continued difficult economic climate in Japan, temporary staffing firm Pasona was one of the top performers for the quarter and the year. While Pasona's earnings declined as a result of weak demand for temporary staff in Japan, we believe Japan is one of the most attractive long-term markets for temporary staffing companies due to low penetration levels and the aging of the Japanese work force. A number of global staffing companies have acquired businesses in Japan in recent years to gain a foothold to this attractive market. Even with the stock's appreciation this year, Pasona still trades at less than 0.2x of the company's revenue, which represents a significant discount to what acquirers have been willing to pay for Japanese temporary staffing firms. In addition to an inexpensive valuation, management has made significant progress in reducing SG&A (selling, general & administrative) expenses, which should lead to higher margins once the revenue environment improves. We believe Pasona continues to trade at a significant discount to intrinsic value and will continue to provide positive operating results for our shareholders.

One of the largest detractors from the Fund's performance for the past quarter and year was Goodman Fielder, Australia's largest food manufacturer. The company sells a wide variety of

OAKMARK INTERNATIONAL SMALL CAP FUND

brands in supermarkets throughout Australia and New Zealand. The company has faced a very difficult environment over the past few quarters, which has reduced profitability. In response, it recently hired a new CEO from outside the group to overhaul operations and strategy. In September 2011, shares of Goodman halted trading for three days after the company made an announcement of a $A259 million capital raise via a rights offering. The rights offering will provide Goodman the cash cushion it needs to implement a proper strategic review, which should be released in the fourth quarter. We believe the new CEO has a realistic view of the challenges facing Goodman and has the operational capability to tackle these issues. We also believe that he is willing to alter the portfolio of brands if necessary to create value for shareholders. Although this holding has not yet generated a desirable outcome, we believe that Goodman is a very undervalued company with strong market positions.

Like other European financials, Germany's financial services firm MLP has been hurt by the sovereign debt crisis. MLP has no direct exposure, but the environment is making it difficult to sell higher-yielding savings products due to the perception of more risk in the marketplace. However, MLP's cost-cutting plan should allow the company to earn 15% operating margins by the end of next year. We believe that recent trends of individuals in Germany needing supplemental savings and health plans will continue, and this should benefit MLP in the mid- to long-term. We continue to find MLP an attractive investment.

We sold Bureau Veritas and Kimberly-Clark de Mexico from the Fund during the quarter and we added three new securities: Kansai Paint (Japan), Premier Farnell (U.K.) and Tecan Group (Switzerland). Kansai Paint is the largest paint and coatings manufacturer in Japan. Its products are used primarily for automobiles, ships, bridges and residential housing. The majority of the company's business comes from Japan, but it also has customers in Europe, the U.S., China and India. Premier Farnell is a global distributor of electrical, electronic and industrial products primarily by means of Internet transactions. Tecan develops, manufactures and distributes laboratory automation components and systems. The company produces robotic sample processors, stand-alone separation and detective devices, laser scanners, integrated systems, and pumps and valves for high-precision liquid handling. Its products are mainly used by research and diagnostic laboratories.

Geographically, we ended the quarter with our European and U.K. holdings comprising 51% of the portfolio, and the Pacific Rim holdings decreasing from 48% to 46% of the Fund.

Although the dollar has strengthened in the past quarter, we continue to believe it remains weak relative to a number of currencies held in the Fund, and we maintained our hedges on these currencies. At the recent quarter-end, approximately 74% of the Fund's Swiss franc, 83% of the Australian dollar, 74% of the Japanese yen, 55% of the Norwegian krone, 45% of the Swedish krona and 28% of the euro exposures were hedged.

We believe large market dips create opportunities for us to enhance our Fund with quality investments at deeply discounted prices. While we were active in the portfolio this past year, we remained true to our value-oriented investment philosophy and are optimistic that our consistency will benefit shareholders over the long term.

We thank you for your continued confidence and support.

David G. Herro, CFA Portfolio Manager oakex@oakmark.com	Michael L. Manelli, CFA Portfolio Manager oakex@oakmark.com

September 30, 2011

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Global Diversification—September 30, 2011 (Unaudited)

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—September 30, 2011

Name	Description	Shares Held	Value
Common Stocks—94.3%
Advertising—1.6%
Asatsu-DK, Inc. (Japan)	Advertising Services Provider	769,800	$21,215,806
Air Freight & Logistics—1.0%
Freightways, Ltd. (New Zealand) (b)	Express Package Services	5,259,700	12,759,085
Airport Services—2.6%
BBA Aviation PLC (United Kingdom)	Flight Support & Aftermarket Services & Systems Provider	13,143,700	34,043,792
Application Software—0.9%
NSD Co., Ltd. (Japan) (b)	Develops Computer Software	1,472,200	12,089,990
Asset Management & Custody Banks—8.7%
Julius Baer Group, Ltd. (Switzerland) (a)	Asset Management	1,520,900	50,825,673
Azimut Holding SPA (Italy)	Investment Management Services	5,200,500	35,965,517
MLP AG (Germany)	Asset Management	4,620,830	29,469,448
			116,260,638
Auto Parts & Equipment—4.8%
Toyota Industries Corp. (Japan)	Assembles Motor Vehicles & Manufactures Automotive Parts	1,269,800	37,032,920
Nifco, Inc (Japan)	Manufactures Synthetic Resinous Fasteners & Plastic Components For Automobiles & Home Electronic Appliances	1,049,300	27,030,745
			64,063,665
Broadcasting—2.5%
Ten Network Holdings, Ltd. (Australia)	Operates Commercial Television Stations	29,243,700	24,615,434
Media Prima Berhad (Malaysia)	Film Producer & Sports Promoter	11,853,200	8,112,553
Media Prima Berhad, Warrants (Malaysia) (a)	Film Producer & Sports Promoter	701,057	109,797
			32,837,784
Building Products—1.7%
Kaba Holding AG (Switzerland)	Provides Mechanical & Electronic Security Systems	65,795	22,384,946

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—September 30, 2011 cont.

Name	Description	Shares Held	Value
Common Stocks—94.3% (cont.)
Computer Hardware—1.4%
Wincor Nixdorf AG (Germany)	Banking Machines & Cash Registers Manufacturer	420,700	$18,889,179
Construction & Engineering—1.3%
Wavin NV (Netherlands) (a)	Manufacturers Plastic Pipe Systems	2,317,000	17,818,492
Construction & Farm Machinery & Heavy Trucks—1.2%
Bucher Industries AG (Switzerland)	Manufactures Food Processing Machinery, Vehicles, & Hydraulic Components	105,200	16,309,022
Construction Materials—1.6%
Titan Cement Co. SA (Greece)	Cement & Building Materials Producer & Distributor	1,602,500	21,499,248
Data Processing & Outsourced Services—1.0%
TKC Corp. (Japan)	Accounting, Tax & Law Database Consulting Services	657,300	13,767,072
Department Stores—2.4%
Myer Holdings, Ltd. (Australia)	Department Store Operator	16,099,900	31,331,627
Diversified Support Services—2.0%
gategroup Holding AG (Switzerland) (a)	Airlines Service Provider	848,400	26,277,144
Drug Retail—3.4%
Sugi Holdings Co., Ltd. (Japan)	Drug Store Operator	1,305,900	36,696,838
Matsumotokiyoshi Holdings Co., Ltd. (Japan)	Drug Store Operator	402,000	8,179,167
			44,876,005
Electrical Components & Equipment—2.3%
Prysmian SpA (Italy)	Develops, Designs, Produces, Supplies & Installs Cable	1,670,400	21,944,667
Nexans SA (France)	Manufactures Cables	153,700	8,894,260
			30,838,927

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—September 30, 2011 cont.

Name	Description	Shares Held	Value
Common Stocks—94.3% (cont.)
Electronic Components—3.6%
Hirose Electric Co., Ltd. (Japan)	Develops & Sells Electronic Equipment	514,000	$47,783,025
Electronic Equipment & Instruments—2.4%
Orbotech, Ltd. (Israel) (a) (b)	Optical Inspection Systems	3,337,600	32,307,968
Fertilizers & Agricultural Chemicals—2.8%
Incitec Pivot, Ltd. (Australia)	Fertilizer Manufacturer & Supplier	11,960,700	37,057,651
Food Retail—0.3%
Lawson, Inc. (Japan)	Convenience Store Operator	81,900	4,635,960
Health Care Services—2.1%
Primary Health Care, Ltd. (Australia)	Health Care Service Provider	9,686,800	27,785,482
Health Care Supplies—0.5%
Ansell, Ltd. (Australia)	Manufactures Latex	509,300	6,369,322
Home Entertainment Software—2.9%
Square Enix Holdings Co., Ltd. (Japan)	Develops & Sells Entertainment Software for Video Game Consoles	2,120,200	38,178,411
Home Furnishing Retail—0.7%
Fourlis Holdings SA (Greece) (a)	Wholesales Electric & Electronic Appliances	2,314,296	8,944,398
Home Improvement Retail—1.7%
Carpetright PLC (United Kingdom)	Carpet Retailer	2,917,700	22,489,975
Human Resource & Employment Services—2.5%
Pasona Group, Inc. (Japan) (b)	Placement Service Provider	32,295	32,819,315
Industrial Conglomerates—2.4%
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	672,900	31,562,971
Industrial Machinery—5.8%
Interpump Group SpA (Italy) (b)	Pump & Piston Manufacturer	5,169,313	29,367,429

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—September 30, 2011 cont.

Name	Description	Shares Held	Value
Common Stocks—94.3% (cont.)
Industrial Machinery—5.8% (cont.)
Duerr AG (Germany)	Automotive Industry Machinery Manufacturer	775,600	$24,992,267
Burckhardt Compression Holding AG (Switzerland)	Manufactures Reciprocating Compressors	77,300	15,221,111
Bobst Group AG (Switzerland) (a)	Manufactures Printing Presses & Packaging Producing Machinery	323,561	6,885,768
Interpump Group SpA, Warrants (Italy) (a) (b)	Pump & Piston Manufacturer	848,916	631,221
			77,097,796
Investment Banking & Brokerage—0.9%
Ichiyoshi Securities Co., Ltd. (Japan)	Stock Broker	2,057,800	12,240,458
D. Carnegie & Co. AB (Sweden) (a) (c)	Diversified Financials Services	2,314,000	0
			12,240,458
IT Consulting & Other Services—3.6%
Atea ASA (Norway)	Management & IT Consulting Services	4,432,400	35,155,506
Alten, Ltd. (France)	Consulting & Engineering Services	468,900	12,661,515
			47,817,021
Life Sciences Tools & Services—0.6%
Tecan Group AG, Registered Shares (Switzerland) (a)	Manufactures & Distributes Laboratory Automation Components & Systems	106,800	7,654,606
Motorcycle Manufacturers—1.5%
Yamaha Motor Co., Ltd. (Japan) (a)	Motorcycle Manufacturer	1,523,600	20,114,847
Office Electronics—2.6%
Konica Minolta Holdings, Inc. (Japan)	Manufactures Photo Films for Medical, Printing, Office & General Use	3,780,900	25,924,543
Neopost SA (France)	Mailroom Equipment Supplier	127,381	9,340,283
			35,264,826

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—September 30, 2011 cont.

Name	Description	Shares Held	Value
Common Stocks—94.3% (cont.)
Packaged Foods & Meats—4.0%
Goodman Fielder, Ltd. (Australia)	Produces Food Products	89,373,958	$40,964,570
Alaska Milk Corp. (Philippines)	Milk Producer	24,413,000	6,782,785
Binggrae Co., Ltd. (South Korea)	Dairy Products Manufacturer	138,872	5,521,156
			53,268,511
Photographic Products—1.5%
Vitec Group PLC (United Kingdom) (b)	Photo Equipment & Supplies	2,437,011	20,058,863
Real Estate Services—2.7%
LSL Property Services PLC (United Kingdom) (b)	Residential Property Service Provider	10,375,000	36,097,015
Research & Consulting Services—0.3%
Cision AB (Sweden) (a)	Business & Communication Intelligence	627,820	3,392,540
Soft Drinks—1.5%
Britvic PLC (United Kingdom)	Soft Drink Manufacturer & Marketer	4,054,100	19,776,344
Specialty Chemicals—4.4%
Taiyo Ink Manufacturing Co., Ltd. (Japan)	Manufactures & Sells Resist Inks	907,800	25,244,096
Sika AG (Switzerland)	Manufactures Construction Materials	9,880	17,493,003
Kansai Paint Co., Ltd. (Japan)	Manufactures & Sells a Wide Range of Paints & Related Products	1,672,800	16,030,006
			58,767,105
Specialty Stores—0.6%
JJB Sports PLC (United Kingdom) (a) (b)	Sportswear & Sports Equipment Retailer	29,284,528	8,099,423
JJB Sports PLC, Warrants (United Kingdom) (a) (b)	Sportswear & Sports Equipment Retailer	2,474,255	0
			8,099,423

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—September 30, 2011 cont.

Name	Description	Shares Held/ Par Value	Value
Common Stocks—94.3% (cont.)
Systems Software—0.1%
Exact Holding NV (Netherlands)	Develops & Markets Business Software	69,800	$1,626,398
Technology Distributors—1.7%
Premier Farnell PLC (United Kingdom)	Distributes Electronic Components & Equipment	9,556,600	22,917,602
Trading Companies & Distributors—0.2%
Bunzl PLC (United Kingdom)	Outsourcing Solutions & Service Oriented Distribution	256,700	3,058,942
Total Common Stocks (Cost: $1,530,137,402)			$1,254,449,197
Short Term Investment—2.3%
Repurchase Agreement—2.3%

Fixed Income Clearing Corp. Repurchase Agreement, 0.01% dated 9/30/2011 due 10/3/2011, repurchase price $30,366,319, collateralized by Federal National Mortgage Association Bonds, with rates from 0.875 - 1.000%, with maturities from 8/28/2014 - 9/2/2014, and with an aggregate fair value plus accrued interest of $30,977,113 (Cost: $30,366,294)	$30,366,294	$30,366,294
Total Short Term Investment (Cost: $30,366,294)		$30,366,294
Total Investments (Cost: $1,560,503,696)—96.6%		1,284,815,491
Foreign Currencies (Cost: $515,057)—0.0% (d)		510,041
Other Assets In Excess of Liabilities—3.4%		44,984,115
Total Net Assets—100%		$1,330,309,647

  Securities of aggregate value of $1,198,910,235 were valued at a fair value in accordance with procedures established by the Board of Trustees.

(a)  Non-income producing security.

(b)  See Note 5 in the Notes to the Financial Statements regarding investments in affiliated issuers.

(c)  Fair value is determined in good faith in accordance with procedures established by the Board of Trustees.

(d)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

OAKMARK INTERNATIONAL SMALL CAP FUND

(This page has been intentionally left blank.)

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Assets and Liabilities—September 30, 2011

		Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund
Assets
Investments in unaffiliated securities, at value	(a)	$4,522,125,384	$2,275,659,155	$16,806,811,473
Investments in affiliated securities, at value	(b)	0	0	1,001,540,919
Foreign currency, at value	(c)	0	0	23,857,238
Receivable for:
Securities sold		24,821,934	13,414,022	349,191,982
Fund shares sold		9,066,429	1,246,405	19,626,562
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)		9,584,656	1,463,631	37,906,313
Dividends and interest from affiliated securities (Net of foreign tax withheld)		0	0	2,146,811
Forward foreign currency contracts		0	0	0
Tax reclaim from unaffiliated securities		0	0	0
Tax reclaim from affiliated securities		0	0	0
Total receivables		43,473,019	16,124,058	408,871,668
Other assets		922	792	2,534
Total assets		$4,565,599,325	$2,291,784,005	$18,241,083,832
Liabilities and Net Assets
Payable for:
Securities purchased		$0	$14,483,619	$568,575,946
Fund shares redeemed		3,240,226	1,231,706	13,862,147
Investment advisory fee		121,821	64,312	350,978
Other shareholder servicing fees		61,082	176,108	2,249,554
Transfer and dividend disbursing agent fees		147,459	83,215	182,000
Trustee fees		5,209	4,731	14,378
Deferred trustee compensation		844,853	743,896	727,517
Securities sold short, at value	(d)	23,398,280	0	0
Other		557,055	268,028	1,896,728
Total liabilities		28,375,985	17,055,615	587,859,248
Net assets applicable to Fund shares outstanding		$4,537,223,340	$2,274,728,390	$17,653,224,584
Analysis of Net Assets
Paid in capital		$3,896,068,536	$1,756,031,057	$15,888,005,574
Accumulated undistributed net realized gain (loss) on investments, forward contracts, short sales and foreign currency transactions		(44,746,747)	(14,283,714)	58,543,421
Net unrealized appreciation (depreciation) on investments, forward contracts, short sales and foreign currency translation		657,981,747	531,158,131	1,470,726,775
Accumulated undistributed net investment income		27,919,804	1,822,916	235,948,814
Net assets applicable to Fund shares outstanding		$4,537,223,340	$2,274,728,390	$17,653,224,584
Price of Shares
Net asset value, offering and redemption price per share: Class I		$37.87	$25.50	$25.62
Class I—Net assets		$4,512,546,789	$2,266,748,718	$16,441,037,882
Class I—Shares outstanding (Unlimited shares authorized)		119,170,132	88,895,518	641,617,583
Net asset value, offering and redemption price per share: Class II		$37.78	$25.43	$25.45
Class II—Net assets		$24,676,551	$7,979,672	$1,212,186,702
Class II—Shares outstanding (Unlimited shares authorized)		653,091	313,810	47,635,585
(a) Identified cost of investments in unaffiliated securities		$3,865,545,585	$1,744,471,238	$15,279,000,042
(b) Identified cost of investments in affiliated securities		0	0	1,058,035,401
(c) Identified cost of foreign currency		0	0	24,231,850
(d) Identified proceeds of investments of securities sold short		24,821,934	0	0

THE OAKMARK FUNDS

	Oakmark Global Fund	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value	$1,824,874,812	$415,765,947	$6,913,226,895	$1,125,434,257
Investments in affiliated securities, at value	0	0	47,315,554	159,381,234
Foreign currency, at value	0	0	5,042,213	510,041
Receivable for:
Securities sold	0	0	39,915,927	21,089,622
Fund shares sold	3,706,126	1,752,756	11,503,200	2,266,686
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	4,758,502	1,233,592	15,690,741	8,225,441
Dividends and interest from affiliated securities (Net of foreign tax withheld)	0	0	873,450	305,953
Forward foreign currency contracts	23,926,100	3,732,884	143,444,762	25,835,011
Tax reclaim from unaffiliated securities	1,806,458	240,820	7,255,335	1,150,018
Tax reclaim from affiliated securities	0	0	0	107,630
Total receivables	34,197,186	6,960,052	218,683,415	58,980,361
Other assets	777	568	743	46,868
Total assets	$1,859,072,775	$422,726,567	$7,184,268,820	$1,344,352,761
Liabilities and Net Assets
Payable for:
Securities purchased	$1,877,625	$0	$45,748,956	$12,140,383
Fund shares redeemed	2,663,728	480,678	10,709,889	1,002,508
Investment advisory fee	60,687	12,229	190,884	48,065
Other shareholder servicing fees	242,421	33,081	873,063	174,476
Transfer and dividend disbursing agent fees	51,654	17,921	145,100	44,022
Trustee fees	4,750	3,543	7,134	4,392
Deferred trustee compensation	352,556	11,100	586,800	337,352
Securities sold short, at value	0	0	0	0
Other	345,995	121,326	1,252,604	291,916
Total liabilities	5,599,416	679,878	59,514,430	14,043,114
Net assets applicable to Fund shares outstanding	$1,853,473,359	$422,046,689	$7,124,754,390	$1,330,309,647
Analysis of Net Assets
Paid in capital	$2,119,113,549	$484,627,696	$8,451,199,806	$1,617,179,712
Accumulated undistributed net realized gain (loss) on investments, forward contracts, short sales and foreign currency transactions	(205,298,784)	(23,126,445)	(463,161,029)	(9,041,388)
Net unrealized appreciation (depreciation) on investments, forward contracts, short sales and foreign currency translation	(20,102,759)	(33,485,583)	(772,901,229)	(249,801,651)
Accumulated undistributed net investment income	(40,238,647)	(5,968,979)	(90,383,158)	(28,027,026)
Net assets applicable to Fund shares outstanding	$1,853,473,359	$422,046,689	$7,124,754,390	$1,330,309,647
Price of Shares
Net asset value, offering and redemption price per share: Class I	$18.81	$9.96	$16.13	$11.56
Class I—Net assets	$1,816,858,487	$422,046,689	$6,920,789,535	$1,328,411,703
Class I—Shares outstanding (Unlimited shares authorized)	96,576,153	42,373,085	429,002,087	114,963,990
Net asset value, offering and redemption price per share: Class II	$18.42	$0	$16.18	$11.50
Class II—Net assets	$36,614,872	$0	$203,964,855	$1,897,944
Class II—Shares outstanding (Unlimited shares authorized)	1,987,400	0	12,606,673	165,003
(a) Identified cost of investments in unaffiliated securities	$1,869,118,590	$452,998,353	$7,805,468,419	$1,345,714,173
(b) Identified cost of investments in affiliated securities	0	0	71,383,556	214,789,523
(c) Identified cost of foreign currency	0	0	5,092,477	515,057
(d) Identified proceeds of investments of securities sold short	0	0	0	0

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Operations—For the Year Ended September 30, 2011

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$76,995,699	$31,710,443	$187,705,922	$46,088,070
Dividends from affiliated securities	0	0	26,624,414	0
Interest income	125,914	75,783	125,070,701	38,822
Security lending income	0	44,702	0	682,846
Foreign taxes withheld	(489,121)	(404,047)	(5,976,831)	(2,498,659)
Total investment income	76,632,492	31,426,881	333,424,206	44,311,079
Expenses:
Investment advisory fee	37,842,300	24,254,950	130,775,016	23,928,898
Transfer and dividend disbursing agent fees	1,139,307	638,710	1,447,051	437,177
Other shareholder servicing fees	2,368,914	1,639,404	15,940,021	1,822,717
Service fee—Class II	45,708	21,201	3,403,165	128,257
Reports to shareholders	428,956	258,818	1,097,811	253,606
Custody and accounting fees	322,344	207,568	1,660,551	615,286
Registration and blue sky expenses	303,842	65,396	282,647	138,364
Trustees fees	150,477	128,667	443,454	135,137
Legal fees	49,367	42,125	134,574	42,426
Audit fees	34,308	29,588	117,325	27,492
Other	281,542	257,023	603,536	254,179
Total expenses	42,967,065	27,543,450	155,905,151	27,783,539
Net Investment Income	33,665,427	3,883,431	177,519,055	16,527,540
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	(36,451,590)	(3,823,363)	516,973,875	85,540,883
Affiliated investments	0	0	(48,063,389)	0
Unaffiliated in-kind transactions	0	0	0	63,216,089
Forward foreign currency contracts	0	0	0	(66,139,290)
Foreign currency transactions	(2,646)	(4,571)	164,300	807,041
Net realized gain (loss)	(36,454,236)	(3,827,934)	469,074,786	83,424,723
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(187,786,022)	2,196,946	(534,850,803)	(299,539,386)
Affiliated investments	0	0	(225,990,815)	0
Securities sold short	1,423,654	0	0	0
Forward foreign currency contracts	0	0	0	35,990,068
Foreign currency translation	(21,163)	(28,794)	(644,723)	(505,477)
Net change in unrealized appreciation (depreciation)	(186,383,531)	2,168,152	(761,486,341)	(264,054,795)
Net realized and unrealized loss	(222,837,767)	(1,659,782)	(292,411,555)	(180,630,072)
Net increase (decrease) in net assets resulting from operations	$(189,172,340)	$2,223,649	$(114,892,500)	$(164,102,532)

THE OAKMARK FUNDS

	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$6,951,875	$216,609,249	$35,854,295
Dividends from affiliated securities	0	1,764,878	5,068,439
Interest income	10,631	181,083	47,519
Security lending income	60,834	4,842,252	349,324
Foreign taxes withheld	(292,806)	(18,931,653)	(2,998,144)
Total investment income	6,730,534	204,465,809	38,321,433
Expenses:
Investment advisory fee	4,278,057	68,064,056	17,777,464
Transfer and dividend disbursing agent fees	151,694	1,119,934	315,217
Other shareholder servicing fees	322,869	6,411,841	1,742,957
Service fee—Class II	0	517,249	5,025
Reports to shareholders	57,832	808,684	257,834
Custody and accounting fees	93,591	2,871,438	752,038
Registration and blue sky expenses	85,325	545,707	135,446
Trustees fees	107,272	222,137	119,778
Legal fees	31,605	74,269	37,022
Audit fees	17,888	51,441	23,629
Other	176,066	342,929	206,784
Total expenses	5,322,199	81,029,685	21,373,194
Net Investment Income	1,408,335	123,436,124	16,948,239
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	19,961,035	442,033,357	105,120,382
Affiliated investments	0	0	1,485,811
Unaffiliated in-kind transactions	0	0	0
Forward foreign currency contracts	(9,280,642)	(245,136,962)	(47,677,372)
Foreign currency transactions	52,592	(305,187)	(205,410)
Net realized gain (loss)	10,732,985	196,591,208	58,723,411
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(46,259,962)	(1,556,954,704)	(285,037,397)
Affiliated investments	0	1,329,927	(14,459,863)
Securities sold short	0	0	0
Forward foreign currency contracts	5,668,288	175,771,437	32,733,053
Foreign currency translation	(14,414)	(2,595,152)	(49,128)
Net change in unrealized appreciation (depreciation)	(40,606,088)	(1,382,448,492)	(266,813,335)
Net realized and unrealized loss	(29,873,103)	(1,185,857,284)	(208,089,924)
Net increase (decrease) in net assets resulting from operations	$(28,464,768)	$(1,062,421,160)	$(191,141,685)

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Changes in Net Assets

	Oakmark Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010
From Operations:
Net investment income	$33,665,427	$21,857,679
Net realized gain (loss)	(36,454,236)	423,954,723
Net change in unrealized appreciation (depreciation)	(186,383,531)	(81,870,354)
Net increase (decrease) in net assets from operations	(189,172,340)	363,942,048
Distributions to shareholders from:
Net investment income—Class I	(22,582,755)	(21,156,850)
Net investment income—Class II	(34,133)	(34,759)
Total distributions to shareholders	(22,616,888)	(21,191,609)
From Fund share transactions:
Proceeds from shares sold—Class I	1,965,177,995	799,975,316
Proceeds from shares sold—Class II	24,073,316	2,866,848
Reinvestment of distributions—Class I	21,103,478	20,326,440
Reinvestment of distributions—Class II	26,751	30,259
Payment for shares redeemed—Class I	(684,172,073)	(887,527,212)
Payment for shares redeemed—Class II	(5,799,257)	(2,885,222)
Redemption fees—Class I	256,830	423,673
Redemption fees—Class II	1,135	1,038
Net increase (decrease) in net assets from Fund share transactions	1,320,668,175	(66,788,860)
Total increase in net assets	1,108,878,947	275,961,579
Net assets:
Beginning of year	3,428,344,393	3,152,382,814
End of year	$4,537,223,340	$3,428,344,393
Accumulated undistributed net investment income	$27,919,804	$16,873,911
Fund Share Transactions—Class I:
Shares sold	46,047,779	21,386,897
Shares issued in reinvestment of dividends	514,343	560,729
Less shares redeemed	(16,531,264)	(23,800,270)
Net increase (decrease) in shares outstanding	30,030,858	(1,852,644)
Fund Share Transactions—Class II:
Shares sold	555,451	77,551
Shares issued in reinvestment of dividends	651	833
Less shares redeemed	(138,452)	(79,105)
Net increase (decrease) in shares outstanding	417,650	(721)

THE OAKMARK FUNDS

	Oakmark Select Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010
From Operations:
Net investment income	$3,883,431	$5,386,140
Net realized gain (loss)	(3,827,934)	240,500,877
Net change in unrealized appreciation (depreciation)	2,168,152	51,224,765
Net increase in net assets from operations	2,223,649	297,111,782
Distributions to shareholders from:
Net investment income—Class I	(5,174,394)	(7,132,187)
Net investment income—Class II	0	(19,757)
Total distributions to shareholders	(5,174,394)	(7,151,944)
From Fund share transactions:
Proceeds from shares sold—Class I	283,427,182	326,985,097
Proceeds from shares sold—Class II	3,799,084	2,299,260
Reinvestment of distributions—Class I	5,034,971	6,851,237
Reinvestment of distributions—Class II	0	13,852
Payment for shares redeemed—Class I	(426,787,670)	(480,569,972)
Payment for shares redeemed—Class II	(4,089,100)	(3,028,895)
Redemption fees—Class I	114,686	262,444
Redemption fees—Class II	577	938
Net decrease in net assets from Fund share transactions	(138,500,270)	(147,186,039)
Total increase (decrease) in net assets	(141,451,015)	142,773,799
Net assets:
Beginning of year	2,416,179,405	2,273,405,606
End of year	$2,274,728,390	$2,416,179,405
Accumulated undistributed net investment income	$1,822,916	$3,118,450
Fund Share Transactions—Class I:
Shares sold	10,007,357	13,275,352
Shares issued in reinvestment of dividends	184,906	288,230
Less shares redeemed	(15,219,170)	(19,511,099)
Net decrease in shares outstanding	(5,026,907)	(5,947,517)
Fund Share Transactions—Class II:
Shares sold	133,219	93,422
Shares issued in reinvestment of dividends	0	582
Less shares redeemed	(144,923)	(124,689)
Net decrease in shares outstanding	(11,704)	(30,685)

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Changes in Net Assets

	Oakmark Equity and Income Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010
From Operations:
Net investment income	$177,519,055	$178,887,020
Net realized gain (loss)	469,074,786	477,150,561
Net change in unrealized appreciation (depreciation)	(761,486,341)	337,786,901
Net increase (decrease) in net assets from operations	(114,892,500)	993,824,482
Distributions to shareholders from:
Net investment income—Class I	(145,543,160)	(176,400,765)
Net investment income—Class II	(6,971,784)	(10,838,558)
Total distributions to shareholders	(152,514,944)	(187,239,323)
From Fund share transactions:
Proceeds from shares sold—Class I	2,961,969,525	4,697,621,034
Proceeds from shares sold—Class II	393,186,367	443,828,203
Reinvestment of distributions—Class I	137,137,940	167,328,478
Reinvestment of distributions—Class II	6,154,812	9,545,348
Payment for shares redeemed—Class I	(3,401,767,587)	(3,036,467,956)
Payment for shares redeemed—Class II	(439,919,905)	(353,387,937)
Net increase (decrease) in net assets from Fund share transactions	(343,238,848)	1,928,467,170
Total increase (decrease) in net assets	(610,646,292)	2,735,052,329
Net assets:
Beginning of year	18,263,870,876	15,528,818,547
End of year	$17,653,224,584	$18,263,870,876
Accumulated undistributed net investment income	$235,948,814	$151,497,569
Fund Share Transactions—Class I:
Shares sold	105,750,543	181,801,022
Shares issued in reinvestment of dividends	4,990,464	6,621,627
Less shares redeemed	(122,028,389)	(118,848,582)
Net increase (decrease) in shares outstanding	(11,287,382)	69,574,067
Fund Share Transactions—Class II:
Shares sold	14,107,601	17,409,772
Shares issued in reinvestment of dividends	224,956	379,386
Less shares redeemed	(15,830,701)	(13,851,751)
Net increase (decrease) in shares outstanding	(1,498,144)	3,937,407

THE OAKMARK FUNDS

	Oakmark Global Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010
From Operations:
Net investment income	$16,527,540	$9,808,309
Net realized gain (loss)	83,424,723	(5,918,406)
Net change in unrealized appreciation (depreciation)	(264,054,795)	147,375,842
Net increase (decrease) in net assets from operations	(164,102,532)	151,265,745
Distributions to shareholders from:
Net investment income—Class I	(9,073,144)	(12,402,598)
Net investment income—Class II	(7,416)	(272,894)
Total distributions to shareholders	(9,080,560)	(12,675,492)
From Fund share transactions:
Proceeds from shares sold—Class I	630,871,078	523,823,054
Proceeds from shares sold—Class II	4,308,222	4,050,063
Reinvestment of distributions—Class I	8,471,575	11,915,866
Reinvestment of distributions—Class II	7,229	265,430
Payment for shares redeemed—Class I	(683,654,547)	(315,022,656)
Payment for shares redeemed—Class II	(15,995,017)	(11,794,654)
Redemption fees—Class I	316,693	225,364
Redemption fees—Class II	6,806	6,446
Net increase (decrease) in net assets from Fund share transactions	(55,667,961)	213,468,913
Total increase (decrease) in net assets	(228,851,053)	352,059,166
Net assets:
Beginning of year	2,082,324,412	1,730,265,246
End of year	$1,853,473,359	$2,082,324,412
Accumulated undistributed net investment income (loss)	$(40,238,647)	$17,645,912
Fund Share Transactions—Class I:
Shares sold	28,497,901	26,687,553
Shares issued in reinvestment of dividends	380,745	623,215
Less shares redeemed	(31,968,146)	(16,141,166)
Net increase (decrease) in shares outstanding	(3,089,500)	11,169,602
Fund Share Transactions—Class II:
Shares sold	196,953	208,798
Shares issued in reinvestment of dividends	331	14,126
Less shares redeemed	(737,672)	(622,786)
Net decrease in shares outstanding	(540,388)	(399,862)

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Changes in Net Assets

	Oakmark Global Select Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010
From Operations:
Net investment income	$1,408,335	$1,254,195
Net realized gain (loss)	10,732,985	25,351,257
Net change in unrealized appreciation (depreciation)	(40,606,088)	(9,893,538)
Net increase (decrease) in net assets from operations	(28,464,768)	16,711,914
Distributions to shareholders from:
Net investment income—Class I	(809,546)	(1,100,573)
Total distributions to shareholders	(809,546)	(1,100,573)
From Fund share transactions:
Proceeds from shares sold—Class I	262,413,759	129,543,242
Reinvestment of distributions—Class I	751,763	1,057,320
Payment for shares redeemed—Class I	(141,935,317)	(82,661,825)
Redemption fees—Class I	144,387	149,484
Net increase in net assets from Fund share transactions	121,374,592	48,088,221
Total increase in net assets	92,100,278	63,699,562
Net assets:
Beginning of year	329,946,411	266,246,849
End of year	$422,046,689	$329,946,411
Accumulated undistributed net investment income (loss)	$(5,968,979)	$2,660,282
Fund Share Transactions—Class I:
Shares sold	22,858,820	12,903,259
Shares issued in reinvestment of dividends	68,342	106,800
Less shares redeemed	(13,060,723)	(8,410,465)
Net increase in shares outstanding	9,866,439	4,599,594

THE OAKMARK FUNDS

	Oakmark International Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010
From Operations:
Net investment income	$123,436,124	$57,742,571
Net realized gain (loss)	196,591,208	258,754,397
Net change in unrealized appreciation (depreciation)	(1,382,448,492)	263,515,765
Net increase (decrease) in net assets from operations	(1,062,421,160)	580,012,733
Distributions to shareholders from:
Net investment income—Class I	(53,192,511)	(30,251,205)
Net investment income—Class II	(937,788)	(813,198)
Total distributions to shareholders	(54,130,299)	(31,064,403)
From Fund share transactions:
Proceeds from shares sold—Class I	3,809,340,638	2,132,370,087
Proceeds from shares sold—Class II	164,468,817	76,521,263
Reinvestment of distributions—Class I	48,812,222	28,189,018
Reinvestment of distributions—Class II	580,260	536,588
Payment for shares redeemed—Class I	(1,561,835,180)	(1,034,936,877)
Payment for shares redeemed—Class II	(74,871,871)	(52,444,514)
Redemption fees—Class I	1,362,061	977,761
Redemption fees—Class II	37,675	25,062
Net increase in net assets from Fund share transactions	2,387,894,622	1,151,238,388
Total increase in net assets	1,271,343,163	1,700,186,718
Net assets:
Beginning of year	5,853,411,227	4,153,224,509
End of year	$7,124,754,390	$5,853,411,227
Accumulated undistributed net investment income (loss)	$(90,383,158)	$85,753,168
Fund Share Transactions—Class I:
Shares sold	197,056,363	125,216,209
Shares issued in reinvestment of dividends	2,534,383	1,700,182
Less shares redeemed	(84,545,042)	(61,953,135)
Net increase in shares outstanding	115,045,704	64,963,256
Fund Share Transactions—Class II:
Shares sold	8,494,854	4,470,636
Shares issued in reinvestment of dividends	29,941	32,150
Less shares redeemed	(3,917,635)	(3,087,224)
Net increase in shares outstanding	4,607,160	1,415,562

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Changes in Net Assets

	Oakmark International Small Cap Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010
From Operations:
Net investment income	$16,948,239	$9,752,864
Net realized gain (loss)	58,723,411	64,192,435
Net change in unrealized appreciation (depreciation)	(266,813,335)	60,599,100
Net increase (decrease) in net assets from operations	(191,141,685)	134,544,399
Distributions to shareholders from:
Net investment income—Class I	(8,015,010)	(11,557,905)
Net investment income—Class II	(4,287)	(11,218)
Total distributions to shareholders	(8,019,297)	(11,569,123)
From Fund share transactions:
Proceeds from shares sold—Class I	743,917,514	531,405,341
Proceeds from shares sold—Class II	1,782,873	1,158,779
Reinvestment of distributions—Class I	7,375,297	10,953,374
Reinvestment of distributions—Class II	1,630	6,783
Payment for shares redeemed—Class I	(441,457,246)	(216,310,867)
Payment for shares redeemed—Class II	(1,012,428)	(683,491)
Redemption fees—Class I	212,535	319,527
Redemption fees—Class II	269	349
Net increase in net assets from Fund share transactions	310,820,444	326,849,795
Total increase in net assets	111,659,462	449,825,071
Net assets:
Beginning of year	1,218,650,185	768,825,114
End of year	$1,330,309,647	$1,218,650,185
Accumulated undistributed net investment income (loss)	$(28,027,026)	$10,706,834
Fund Share Transactions—Class I:
Shares sold	53,700,148	43,865,444
Shares issued in reinvestment of dividends	528,317	934,588
Less shares redeemed	(32,752,861)	(18,014,230)
Net increase in shares outstanding	21,475,604	26,785,802
Fund Share Transactions—Class II:
Shares sold	127,014	95,271
Shares issued in reinvestment of dividends	117	580
Less shares redeemed	(72,669)	(57,214)
Net increase in shares outstanding	54,462	38,637

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Equity and Income Fund ("Equity and Income"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), and Oakmark International Small Cap Fund ("Int'l Small Cap"), collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Class disclosure—

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of up to 0.25% of average net assets of Class II Shares of the Funds. This service fee is paid to a third-party administrator for performing the services associated with the administration of such retirement plans. Class I Shares do not have an associated service fee. Global Select had no outstanding Class II shares during the year ended September 30, 2011.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and dividend disbursing agent fees and other shareholder servicing fees are specific to each class.

Redemption fees—

Each Fund, other than Oakmark, Select, and Equity and Income, imposes a short-term trading fee on redemptions of shares held for 90 days or less to offset two types of costs to the Fund caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance in the account. The "first-in, first-out" ("FIFO") method is used to determine the holding period. The Funds may approve the waiver of redemption fees on certain types of accounts held through intermediaries, pursuant to the Funds' policies and procedures. Prior to June 30, 2011 Oakmark and Select also imposed this fee.

Security valuation—

The Funds' share prices or net asset values ("NAVs") are calculated as of the close of regular session trading (usually 4:00 pm Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. Equity securities principally traded on securities exchanges in the United States and over-the-counter securities are valued at the last sales price or the official closing price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Equity securities principally traded on securities exchanges outside the United States shall be valued, depending on local convention or regulation, at the last sales price, the last bid or asked price, the mean between the last bid and asked prices, or the official closing price, or shall be based on a pricing composite as of the close of the regular trading hours on the appropriate exchange or other designated time. Debt obligations and money market instruments maturing in more than 60 days from the date of purchase are valued at the latest bid quotation or at an evaluated price provided by an independent professional pricing service. The pricing service may use standard inputs such as benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. For certain security types additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data. Debt obligations and money market instruments maturing in less than 61 days from the date of purchase are valued at amortized cost, which approximates fair value. Options are valued at the last reported sales price on the day of valuation or, lacking any reported sale price on the valuation date, at the mean of the most recent bid and asked quotations or, if the mean is not available, at the most recent bid quotation.

Securities for which quotations are not readily available or securities that may have been affected by a significant event occurring between the close of a foreign market and the close of the NYSE are valued at fair value, determined by or under the direction of the pricing committee established by the Board of Trustees. A significant event may include the performance of U.S. markets since the close of foreign markets. The Funds

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

may use a systematic fair valuation model provided by an independent professional pricing service to value foreign securities in order to adjust local closing prices for information or events that may occur between the close of certain foreign exchanges and the close of the NYSE. At September 30, 2011 Equity and Income and Int'l Small Cap held securities for which market quotations were not readily available and which were valued by the pricing committee at a fair value determined in good faith in accordance with procedures established by the Board of Trustees. At September 30, 2011, Global, Global Select, International and Int'l Small Cap held securities that were valued at a fair value using a systematic fair valuation model due to the performance of the U.S. markets since the close of the foreign markets.

Fair value measurement—

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, and others)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources, and unobservable inputs reflect the Funds' own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The Funds recognize transfers between level 1 and level 2 at the end of the reporting cycle. At the year ended September 30, 2011, there were significant transfers between level 1 and level 2 securities in the amount of of $940,404,691, $190,029,924, $6,579,027,623 and $1,198,910,235 for Global, Global Select, International and Int'l Small Cap, respectively. The transfers were due to securities that were valued using a systematic fair valuation model due to the performance of the U.S. markets since the close of the foreign markets.

The following is a summary of the inputs used as of September 30, 2011 in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed-income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Forward foreign currency contracts are presented by contract in the notes following the below summary:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks	$4,303,842,596	$0	$0
Common Stock Sold Short	(23,398,280)
Short Term Investments	0	218,282,788	0
Total	$4,280,444,316	$218,282,788	$0
Select
Common Stocks	$2,155,848,760	$0	$0
Short Term Investments	0	119,810,395	0
Total	$2,155,848,760	$119,810,395	$0
Equity and Income
Common Stocks - Packaged Food & Meats	$0	$608,445,756	$0
Common Stocks - All Other	11,085,315,343	0	0
Fixed Income	0	4,166,473,712	0
Short Term Investments	0	1,948,117,581	0
Total	$11,085,315,343	$6,723,037,049	$0

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Global
Common Stocks	$864,059,565	$940,404,691	$0
Short Term Investments	0	20,410,556	0
Forward Foreign Currency Contracts - Assets	0	29,636,913	0
Forward Foreign Currency Contracts - Liabilities	0	(5,710,813)	0
Total	$864,059,565	$984,741,347	$0
Global Select
Common Stocks	$211,576,620	$190,029,924	$0
Short Term Investments	0	14,159,403	0
Forward Foreign Currency Contracts - Assets	0	5,306,239	0
Forward Foreign Currency Contracts - Liabilities	0	(1,573,355)	0
Total	$211,576,620	$207,922,211	$0
International
Common Stocks	$247,296,795	$6,579,027,623	$0
Short Term Investments	0	134,218,031	0
Forward Foreign Currency Contracts - Assets	0	161,983,353	0
Forward Foreign Currency Contracts - Liabilities	0	(18,538,591)	0
Total	$247,296,795	$6,856,690,416	$0
Int'l Small Cap+
Common Stocks	$54,797,943	$1,198,910,235	$0	+
Warrants	741,019	0
Short Term Investments	0	30,366,294	0
Forward Foreign Currency Contracts - Assets	0	27,535,353	0
Forward Foreign Currency Contracts - Liabilities	0	(1,700,342)	0
Total	$55,538,962	$1,255,111,540	$0

+  On September 30, 2010, Int'l Small Cap held a security classified as Level 3 within the Investment Banking and Brokerage category with a fair value of zero. For the year ended September 30, 2011, the Funds had no purchases or sales of Level 3 securities. The fair value of this holding remained at zero at September 30, 2011.

Foreign currency translation—

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer, or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, foreign withholding taxes and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts—

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations.

At September 30, 2011 Global, Global Select, International, and Int'l Small Cap held forward foreign currency contracts, each whose counterparty is State Street Corporation, which are considered derivative instruments under FASB ASC Topic 815-10, as follows:

Oakmark Global Fund

	Contract Amount	Settlement Date	Valuation at 9/30/11	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Australian Dollar	5,350,000	06/20/12	$5,038,377	$(47,922)
Swiss Franc	69,900,000	03/21/12	77,451,008	(5,662,891)
			$82,489,385	$(5,710,813)
Foreign Currency Sold:
Australian Dollar	76,900,000	06/20/12	$72,420,779	$4,367,398
Euro	40,300,000	03/21/12	53,970,439	3,825,245
Japanese Yen	25,210,000,000	09/19/12	329,088,470	1,999,357
Swedish Krona	99,790,000	12/21/11	14,486,951	1,038,674
Swiss Franc	218,600,000	03/21/12	242,214,456	18,406,239
			$712,181,095	$29,636,913

During the year ended September 30, 2011, the proceeds from forward foreign currency contracts opened for Global were $1,136,764,512 and the cost to close contracts was $860,318,598.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

Oakmark Global Select Fund

	Contract Amount	Settlement Date	Valuation at 9/30/11	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Euro	1,355,000	03/21/12	$1,814,639	$(100,979)
Swiss Franc	12,990,000	03/21/12	14,393,256	(1,472,376)
			$16,207,895	$(1,573,355)
Foreign Currency Sold:
Euro	5,985,000	03/21/12	$8,015,213	$565,121
Japanese Yen	4,690,000,000	09/19/12	61,222,726	393,078
Swiss Franc	52,830,000	03/21/12	58,537,007	4,348,040
			$127,774,946	$5,306,239

During the year ended September 30, 2011, the proceeds from forward foreign currency contracts opened for Global Select were $192,515,444 and the cost to close contracts was $133,447,888.

Oakmark International Fund

	Contract Amount	Settlement Date	Valuation at 9/30/11	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Australian Dollar	10,000,000	06/20/12	$9,417,527	$(89,574)
Swiss Franc	295,000,000	03/21/12	326,867,633	(18,449,017)
			$336,285,160	$(18,538,591)
Foreign Currency Sold:
Australian Dollar	227,000,000	06/20/12	$213,777,852	$11,996,349
Euro	344,500,000	03/21/12	461,360,202	32,696,348
Japanese Yen	96,700,000,000	09/19/12	1,262,310,794	7,671,340
Swedish Krona	520,300,000	12/21/11	75,534,227	5,882,230
Swiss Franc	1,319,800,000	03/21/12	1,462,372,549	103,737,086
			$3,475,355,624	$161,983,353

During the year ended September 30, 2011, the proceeds from forward foreign currency contracts opened for International were $5,501,535,417 and the cost to close contracts was $3,503,384,420.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

Oakmark Int'l Small Cap Fund

	Contract Amount	Settlement Date	Valuation at 9/30/11	Unrealized Appreciation/ (Depreciation)
Foreign Currency Bought:
Australian Dollar	14,400,000	06/20/12	$13,561,238	$(128,986)
Swiss Franc	6,200,000	03/21/12	6,869,760	(1,571,356)
			$20,430,998	$(1,700,342)
Foreign Currency Sold:
Australian Dollar	163,200,000	06/20/12	$153,694,032	$8,886,648
Euro	57,500,000	03/21/12	77,004,968	5,457,203
Japanese Yen	21,415,000,000	09/19/12	279,548,973	1,681,219
Norwegian Krona	114,448,000	12/21/11	19,420,758	1,403,115
Swedish Krona	10,611,000	12/21/11	1,540,445	108,914
Swiss Franc	115,180,000	03/21/12	127,622,420	9,998,254
			$658,831,596	$27,535,353

During the year ended September 30, 2011, the proceeds from forward foreign currency contracts opened for Int'l Small Cap were $1,104,946,150 and the cost to close contracts was $707,471,158.

Security transactions and investment income—

Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security using the yield to maturity method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales—

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. At September 30, 2011, Oakmark Fund held a security sold short.

When-issued or delayed-delivery securities—

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons.

Accounting for options—

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

The Funds did not write or purchase options during the year ended September 30, 2011.

Committed line of credit—

The Trust has an unsecured committed line of credit (the "Facility") with State Street Bank and Trust Company ("State Street") in the amount of $500 million. Borrowings under that arrangement bear interest at 1.25% above the greater of the Federal Funds Effective Rate or LIBOR, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.125% on the unused portion is charged to the Trust. Fees and interest expense, if any, related to the Facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the year ended September 30, 2011.

Expense offset arrangement—

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the year ended September 30, 2011, none of the Funds received an expense offset credit.

Repurchase agreements—

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. Harris Associates L.P. (the "Adviser") is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

Security lending—

Each Fund, except Oakmark, may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents or U.S. Treasuries maintained on a current basis in an amount at least equal to the fair value of the securities loaned by the Fund. Collateral is marked to market and monitored daily. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto, and the Fund could experience subnormal levels of income or lack of access to income during that period.

At September 30, 2011, none of the Funds had securities on loan.

Restricted securities—

The following investments, the sales of which are restricted to qualified institutional buyers, have been valued according to the securities valuation procedures for debt obligations and money market instruments (as stated in the Security valuation section) since their acquisition dates.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

These securities are priced using market quotations or at amortized cost, and there are no unrestricted securities with the same maturity dates and yields for the issuer.

At September 30, 2011, Equity and Income held the following restricted securities:

Par	Security Name	Acquisition Date	Carrying Value	Original Cost	Value	Percentage of Net Assets
$11,700,000	Sealed Air Corporation, 144A, 5.625% due 7/15/2013	4/6/2004	$104.4836	$103.31	$12,224,581	0.07%
3,740,000	Sealed Air Corporation, 144A, 5.625% due 7/15/2013	8/20/2003	104.4836	96.41	3,907,687	0.02%
3,000,000	Sealed Air Corporation, 144A, 5.625% due 7/15/2013	6/27/2003	104.4836	100.68	3,134,508	0.02%
300,000	Sealed Air Corporation, 144A, 5.625% due 7/15/2013	8/21/2003	104.4836	96.79	313,451	0.00%
100,000,000	BP Capital Markets PLC, 144A, 0.24% due 11/16/2011	7/14/2011	99.9791	99.9693	99,979,110	0.57%
50,000,000	BP Capital Markets PLC, 144A, 0.23% due 12/15/2011	9/15/2011	99.9627	99.9521	49,981,385	0.28%
1,280,000	BP Capital Markets PLC, 144A, 0.27% due 10/20/2011	6/17/2011	99.9933	99.9858	1,279,915	0.01%
2,600,000	John Deere Capital, Co., 144A, 0.15% due 12/05/2011	9/2/2011	99.9754	99.9729	2,599,361	0.01%
50,000,000	Johnson & Johnson, 144A, 0.04% due 10/04/2011	8/30/2011	99.9996	99.9997	49,999,833	0.28%
10,000,000	Johnson & Johnson, 144A, 0.05% due 10/17/2011	8/19/2011	99.9977	99.9978	9,999,778	0.06%
18,000,000	Kellogg Co., 144A, 0.20% due 10/19/2011	9/27/2011	99.9900	99.9900	17,998,200	0.10%
3,000,000	Kellogg Co., 144A, 0.20% due 10/03/2011	9/7/2011	99.9988	99.9989	2,999,967	0.02%
25,000,000	Medtronic, Inc., 144A, 0.10% due 11/17/2011	8/18/2011	99.9826	99.9869	24,995,668	0.14%
25,000,000	Medtronic, Inc., 144A, 0.08% due 12/01/2011	8/31/2011	99.9774	99.9864	24,994,360	0.14%
25,000,000	Medtronic, Inc., 144A, 0.07% due 12/08/2011	9/12/2011	99.9729	99.9868	24,993,245	0.14%

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

Par	Security Name	Acquisition Date	Carrying Value	Original Cost	Value	Percentage of Net Assets
$30,000,000	PepsiCo.,Inc., 144A, 0.07% due 10/24/2011	9/7/2011	$99.9955	$99.9955	$29,998,658	0.17%
30,000,000	PepsiCo.,Inc., 144A, 0.11% due 11/16/2011	8/17/2011	99.9856	99.9859	29,995,692	0.17%
25,000,000	PepsiCo.,Inc., 144A, 0.10% due 11/08/2011	8/15/2011	99.9889	99.9894	24,997,238	0.14%
25,000,000	PepsiCo.,Inc., 144A, 0.11% due 11/14/2011	8/11/2011	99.9862	99.9866	24,996,562	0.14%
6,150,000	PepsiCo.,Inc., 144A, 0.10% due 11/07/2011	8/17/2011	99.9893	99.9897	6,149,344	0.03%
25,000,000	Wal-Mart Stores, Inc., 144A, 0.07% due 10/06/2011	8/31/2011	99.9990	99.9990	24,999,757	0.14%
20,000,000	WellPoint, Inc., 144A, 0.41% due 12/29/2011	9/27/2011	99.9375	99.9011	19,987,500	0.11%
15,000,000	WellPoint, Inc., 144A, 0.30% due 12/12/2011	9/12/2011	99.9515	99.9400	14,992,731	0.08%
10,000,000	WellPoint, Inc., 144A, 0.25% due 10/03/2011	7/1/2011	99.9982	99.9986	9,999,825	0.06%
10,000,000	WellPoint, Inc., 144A, 0.25% due 10/05/2011	7/5/2011	99.9970	99.9972	9,999,708	0.06%
10,000,000	WellPoint, Inc., 144A, 0.30% due 10/26/2011	7/22/2011	99.9848	99.979	9,998,483	0.06%
10,000,000	WellPoint, Inc., 144A, 0.35% due 10/31/2011	8/2/2011	99.9818	99.972	9,998,183	0.06%
10,000,000	WellPoint, Inc., 144A, 0.39% due 11/23/2011	8/18/2011	99.9655	99.944	9,996,550	0.06%
10,000,000	WellPoint, Inc., 144A, 0.39% due 11/29/2011	8/17/2011	99.9616	99.938	9,996,167	0.06%
					$565,507,447	3.20%

Federal income taxes—

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. There is no material liability for unrecognized tax benefits in the accompanying financial statements. Generally, each of the tax years in the four-year period ended September 30, 2011 remains subject to examination by taxing authorities.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

2. TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Annual fee rates are as follows:

Fund	Advisory Fees	Fund	Advisory Fees
Oakmark Select Equity and Income	1.00% up to $2 billion;
0.90% on the next $1 billion;
0.80% on the next $2 billion;
0.75% on the next $2.5 billion;
0.70% on the next $2.5 billion; and
0.65% over $10 billion

1.00% up to $1 billion;
0.95% on the next $500 million;
0.90% on the next $500 million;
0.85% on the next $500 million;
0.80% on the next $2.5 billion;
0.75% on the next $5 billion; and
0.725% over $10 billion

0.75% up to $5 billion;
0.70% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.65% on the next $2.5 billion;
0.60% on the next $3.5 billion;
0.585% on the next $5 billion;
0.5775% on the next $7 billion; and
0.5725% over $28 billion	Global Global Select International Int'l Small Cap	1.00% up to $2 billion;
0.95% on the next $2 billion;
0.90% on the next $4 billion; and
0.875% over $8 billion

1.00% up to $2 billion;
0.95% on the next $1 billion;
0.875% on the next $4 billion; and
0.85% over $7 billion

1.00% up to $2 billion;
0.95% on the next $1 billion;
0.85% on the next $2 billion;
0.825% on the next $2.5 billion;
0.815% on the next $3.5 billion;
0.805% on the next $5.5 billion; and
0.80% over $16.5 billion

1.25% up to $500 million;
1.10% on the next $1 billion;
1.05% on the next $2 billion; and
1.025% over $3.5 billion

The Adviser is contractually obligated through January 31, 2012 to reimburse each Fund Class to the extent, but only to the extent, that its annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Class I	Class II
Oakmark	1.50%	1.75%
Select	1.50	1.75
Equity and Income	1.00	1.25
Global	1.75	2.00
Global Select	1.75	2.00
International	2.00	2.25
Int'l Small Cap	2.00	2.25

The Adviser is entitled to recoup from any Fund Class, in any fiscal year through September 30, 2015, amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause the annual ordinary operating expenses of a Fund Class for that fiscal year to exceed the applicable limit stated above. As of September 30, 2011 there were no amounts subject to recoupment.

The Adviser and the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of the intermediary fees pursuant to an agreement with the Adviser, which calls for each Fund to pay

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally are a percentage of value of the shares held) not exceeding the lesser of 75% of the fees charged by the intermediary or what the Fund would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary. The Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of Class I shares of one or more of the Funds or a money market fund as specified by the participant. Benefits would be payable after a stated number of years or retirement from the board. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included in Trustees fees in the Statements of Operations. The Trust pays the compensation of the Trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for a portion of the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

3. FEDERAL INCOME TAXES

At September 30, 2011 the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows:

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$3,844,892,727	$832,470,551	$(178,636,174)	$653,834,377
Select	1,744,471,238	573,028,237	(41,840,320)	531,187,917
Equity and Income	16,337,035,454	2,151,381,140	(680,064,202)	1,471,316,938
Global	1,871,096,500	262,880,232	(309,101,920)	(46,221,688)
Global Select	456,092,915	23,045,128	(63,372,096)	(40,326,968)
International	7,956,859,202	336,740,017	(1,333,056,770)	(996,316,753)
Int'l Small Cap	1,573,425,485	65,978,840	(354,588,834)	(288,609,994)

For the year ended September 30, 2011, the following Funds incurred net capital and currency losses which each Fund intends to treat as incurred in the following fiscal year:

Fund	Net Capital and Currency Losses
Oakmark	$36,451,590
Select	12,042,965
Global	15,598,219
Global Select	2,205,383

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

On September 30, 2011, the tax year end of the Funds, the following Funds had capital loss carryforwards available to offset future net capital gains through the indicated expiration dates:

Fund	Expires September 30, 2017	Expires September 30, 2018	Utilized During the Year Ended September 30, 2011
Oakmark	$661,249	$3,464,831	$0
Select	2,240,747	0	7,540,578
Equity and Income	0	0	350,534,911
Global	0	203,706,399	86,543,390
Global Select	20,031,883	0	21,229,982
International	0	383,153,802	459,987,046
Int'l Small Cap	0	0	95,120,211

As of year ended September 30, 2011 the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$28,724,322	$0	$28,724,322
Select	2,529,449	0	2,529,449
Equity and Income	236,623,648	58,543,432	295,167,080
Global	0	0	0
Global Select	0	0	0
International	53,614,102	0	53,614,102
Int'l Small Cap	1,698,397	306,791	2,005,188

During the year ended September 30, 2011 and the year ended September 30, 2010 the tax character of distributions paid was as follows:

	Year ended September 30, 2011		Year ended September 30, 2010
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$22,616,888	$0	$21,191,609	$0
Select	5,174,394	0	7,151,944	0
Equity and Income	152,514,944	0	187,239,323	0
Global	9,080,560	0	12,675,492	0
Global Select	809,546	0	1,100,573	0
International	54,130,299	0	31,064,403	0
Int'l Small Cap	8,019,297	0	11,569,123	0

On September 30, 2011 the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses, passive foreign investment companies, foreign currency contracts, post October capital and currency loss deferrals and capital losses on wash sales. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to currency and in-kind transactions gains and losses. Permanent differences have been recorded in their respective component of the Analysis of Net Assets shown on the Statements of Assets and Liabilities.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

4. INVESTMENT TRANSACTIONS

For the year ended September 30, 2011 transactions in investment securities (excluding short term and U.S. Government securities) were as follows (in thousands):

	Oakmark	Select	Equity and Income	Global	Global Select	International	Int'l Small Cap
Purchases	$1,999,833	$386,867	$5,589,220	$819,988	$309,452	$5,703,787	$963,172
Proceeds from sales	723,192	533,600	5,220,676	678,724	201,293	3,348,612	675,339

Purchases at cost and proceeds from sales (in thousands) of long-term U.S. Government securities for the year ended September 30, 2011 were $2,838,190 and $4,422,104, respectively, for Equity and Income.

For the year ended September 30, 2011 the proceeds from in-kind sales (in thousands) were $212,961 for Global. Gains and losses on in-kind transactions are not taxable for federal income tax purposes.

5. INVESTMENT IN AFFILIATED ISSUERS

An issuer in which a Fund's ownership represents 5% or more of the outstanding voting securities of the issuer is an affiliated issuer as defined under the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers for the year ended September 30, 2011 is set forth below:

Schedule of Transactions with Affiliated Issuers
Oakmark Equity and Income Fund

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2010	Value September 30, 2011
Broadridge Financial Solutions, Inc.	6,900,000	$3,422,010	$0	$4,186,500	$154,372,500	$138,966,000
Flowserve Corp.	3,584,402	236,740,906	0	3,088,811	120,362,000	265,245,748
L-3 Communications Holdings, Inc.	5,400,000	45,964,141	0	9,450,000	343,553,512	334,638,000
PartnerRe, Ltd. (b)	777,100	0	185,132,249	8,399,103	312,702,000	40,619,017
PharMerica Corp. (a)	1,810,000	12,268,897	1,228,132	0	6,575,986	25,828,700
Walter Energy, Inc.	3,947,050	62,020,491	0	1,500,000	243,870,000	236,862,471
TOTALS		$360,416,445	$186,360,381	$26,624,414	$1,181,435,998	$1,042,159,936

Schedule of Transactions with Affiliated Issuers
Oakmark International Fund

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2010	Value September 30, 2011
Meitec Corp.	2,475,100	$0	$0	$1,764,878	$45,985,626	$47,315,554
TOTALS		$0	$0	$1,764,878	$45,985,626	$47,315,554

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (cont.)

Schedule of Transactions with Affiliated Issuers
Oakmark International Small Cap Fund

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value September 30, 2010	Value September 30, 2011
Freightways, Ltd. (b)	5,259,700	$0	$6,907,637	$952,167	$17,133,075	$12,759,085
Interpump Group SpA	5,169,313	13,668,099	18,675,469	460,166	33,048,030	29,367,429
Interpump Group SpA, Warrants (a)	848,916	0	176,495	0	951,813	631,221
JJB Sports PLC (a)	29,284,528	15,839,866	0	0	8,424,985	8,099,423
JJB Sports PLC, Warrants (a)	2,474,255	0	0	0	0	0
LSL Property Services PLC	10,375,000	10,941,037	0	1,452,104	27,485,666	36,097,015
NSD Co., Ltd. (b)	1,472,200	12,056,418	10,906,716	935,258	18,857,189	12,089,990
Orbotech, Ltd. (a)	3,337,600	18,595,384	3,638,980	0	19,401,120	32,307,968
Pasona Group, Inc.	32,295	4,178,244	0	394,942	19,023,364	32,819,315
Vitec Group PLC	2,437,011	0	5,597,066	873,802	24,036,857	20,058,863
TOTALS		$75,279,048	$45,902,363	$5,068,439	$168,362,099	$184,230,309

(a)  Non-income producing security.

(b)  Due to transactions during the year ended September 30, 2011, the company is no longer an affiliated security.

6. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require disclosure in the Funds' financial statements through the date of the publication of this report.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund's financial performance during the last 5 years (or since it began operations, if less than five years). Certain information reflects financial results for a single Fund share. Total returns represent the rate a shareholder would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. For each year shown, all information is for the fiscal year ended September 30, unless otherwise noted.

THE OAKMARK FUNDS

OAKMARK FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007
Net Asset Value, Beginning of Year	$38.36	$34.55	$35.31	$47.28	$44.64
Income From Investment Operations:
Net Investment Income	0.34 (a)	0.24	0.29 (a)	0.52	0.47 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(0.58)	3.80	0.39	(8.51)	4.60
Total From Investment Operations	(0.24)	4.04	0.68	(7.99)	5.07
Less Distributions:
From Net Investment Income	(0.25)	(0.23)	(0.45)	(0.56)	(0.43)
From Capital Gains	0.00	0.00	(0.99)	(3.42)	(2.00)
Total Distributions	(0.25)	(0.23)	(1.44)	(3.98)	(2.43)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$37.87	$38.36	$34.55	$35.31	$47.28
Total Return	-0.67%	11.74%	3.38%	-18.14%	11.51%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$4,512.5	$3,419.3	$3,144.2	$3,610.1	$5,656.9
Ratio of Expenses to Average Net Assets	1.04%	1.11%	1.23%	1.10%	1.01%
Ratio of Net Investment Income to Average Net Assets	0.82%	0.65%	1.06%	1.17%	1.01%
Portfolio Turnover Rate	18%	24%	62%	32%	12%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007
Net Asset Value, Beginning of Year	$38.32	$34.56	$35.12	$46.97	$44.35
Income From Investment Operations:
Net Investment Income	0.19 (a)	0.13	0.24 (a)	0.54	0.32 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(0.59)	3.79	0.45	(8.64)	4.55
Total From Investment Operations	(0.40)	3.92	0.69	(8.10)	4.87
Less Distributions:
From Net Investment Income	(0.14)	(0.16)	(0.26)	(0.33)	(0.25)
From Capital Gains	0.00	0.00	(0.99)	(3.42)	(2.00)
Total Distributions	(0.14)	(0.16)	(1.25)	(3.75)	(2.25)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$37.78	$38.32	$34.56	$35.12	$46.97
Total Return	-1.07%	11.37%	3.22%	-18.44%	11.11%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$24.7	$9.0	$8.2	$12.4	$29.1
Ratio of Expenses to Average Net Assets	1.45%	1.42%	1.44%	1.47%	1.36%
Ratio of Net Investment Income to Average Net Assets	0.44%	0.34%	0.88%	0.81%	0.67%
Portfolio Turnover Rate	18%	24%	62%	32%	12%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

THE OAKMARK FUNDS

OAKMARK SELECT FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007
Net Asset Value, Beginning of Year	$25.64	$22.68	$20.34	$33.05	$34.48
Income From Investment Operations:
Net Investment Income	0.04 (a)	0.06 (a)	0.11 (a)	0.35	0.38 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(0.12)	2.97	2.48	(9.63)	2.11
Total From Investment Operations	(0.08)	3.03	2.59	(9.28)	2.49
Less Distributions:
From Net Investment Income	(0.06)	(0.07)	(0.25)	(0.32)	(0.39)
From Capital Gains	0.00	0.00	0.00	(3.11)	(3.53)
Total Distributions	(0.06)	(0.07)	(0.25)	(3.43)	(3.92)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$25.50	$25.64	$22.68	$20.34	$33.05
Total Return	-0.34%	13.39%	13.30%	-30.43%	7.00%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$2,266.7	$2,407.8	$2,265.3	$2,558.9	$5,397.4
Ratio of Expenses to Average Net Assets	1.07%	1.08%	1.19%	1.08%	0.97%
Ratio of Net Investment Income to Average Net Assets	0.15%	0.22%	0.66%	1.16%	1.11%
Portfolio Turnover Rate	16%	25%	34%	26%	10%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30, 2011		Year Ended September 30, 2010		Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007
Net Asset Value, Beginning of Year	$25.59		$22.70		$20.29	$32.82	$34.23
Income From Investment Operations:
Net Investment Income (Loss)	(0.05	)(a)	(0.02	)(a)	0.12 (a)	0.34	0.27 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(0.11)		2.97		2.49	(9.65)	2.09
Total From Investment Operations	(0.16)		2.95		2.61	(9.31)	2.36
Less Distributions:
From Net Investment Income	0.00		(0.06)		(0.20)	(0.11)	(0.24)
From Capital Gains	0.00		0.00		0.00	(3.11)	(3.53)
Total Distributions	0.00		(0.06)		(0.20)	(3.22)	(3.77)
Redemption Fees	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$25.43		$25.59		$22.70	$20.29	$32.82
Total Return	-0.63%		12.99%		13.34%	-30.64%	6.65%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$8.0		$8.3		$8.1	$15.1	$36.2
Ratio of Expenses to Average Net Assets	1.38%		1.39%		1.28%	1.37%	1.35%
Ratio of Net Investment Income (loss) to Average Net Assets	(0.16)%		(0.08)%		0.72%	0.88%	0.79%
Portfolio Turnover Rate	16%		25%		34%	26%	10%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

OAKMARK EQUITY AND INCOME FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009		Year Ended September 30, 2008		Year Ended September 30, 2007
Net Asset Value, Beginning of Year	$26.03	$24.72	$25.57		$28.67		$26.49
Income From Investment Operations:
Net Investment Income	0.26	0.27 (a)	0.35	(a)	0.53	(a)	0.58 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(0.45)	1.33	(0.24)		(1.52)		3.41
Total From Investment Operations	(0.19)	1.60	0.11		(0.99)		3.99
Less Distributions:
From Net Investment Income	(0.22)	(0.29)	(0.39)		(0.60)		(0.50)
From Capital Gains	0.00	0.00	(0.57)		(1.51)		(1.31)
Total Distributions	(0.22)	(0.29)	(0.96)		(2.11)		(1.81)
Redemption Fees	0.00	0.00	0.00		0.00	(b)	0.00 (b)
Net Asset Value, End of Year	$25.62	$26.03	$24.72		$25.57		$28.67
Total Return	-0.77%	6.52%	1.02%		-3.85%		15.77%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$16,441.0	$16,993.7	$14,418.4		$13,263.3		$12,489.5
Ratio of Expenses to Average Net Assets	0.77%	0.79%	0.85%		0.81%		0.83%
Ratio of Net Investment Income to Average Net Assets	0.93%	1.04%	1.59%		1.93%		2.14%
Portfolio Turnover Rate	47%	91%	78	%(c)	65	%(c)	67%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009		Year Ended September 30, 2008		Year Ended September 30, 2007
Net Asset Value, Beginning of Year	$25.85	$24.57	$25.40		$28.50		$26.35
Income From Investment Operations:
Net Investment Income	0.17	0.18	0.28	(a)	0.43	(a)	0.48 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(0.43)	1.33	(0.24)		(1.51)		3.40
Total From Investment Operations	(0.26)	1.51	0.04		(1.08)		3.88
Less Distributions:
From Net Investment Income	(0.14)	(0.23)	(0.30)		(0.51)		(0.42)
From Capital Gains	0.00	0.00	(0.57)		(1.51)		(1.31)
Total Distributions	(0.14)	(0.23)	(0.87)		(2.02)		(1.73)
Redemption Fees	0.00	0.00	0.00		0.00	(b)	0.00 (b)
Net Asset Value, End of Year	$25.45	$25.85	$24.57		$25.40		$28.50
Total Return	-1.04%	6.17%	0.70%		-4.19%		15.38%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$1,212.2	$1,270.1	$1,110.4		$1,009.7		$915.1
Ratio of Expenses to Average Net Assets	1.09%	1.12%	1.18%		1.16%		1.17%
Ratio of Net Investment Income to Average Net Assets	0.61%	0.71%	1.26%		1.59%		1.82%
Portfolio Turnover Rate	47%	91%	78	%(c)	65	%(c)	67%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

THE OAKMARK FUNDS

OAKMARK GLOBAL FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30, 2011		Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007
Net Asset Value, Beginning of Year	$20.39		$18.94	$19.43	$28.08	$26.69
Income From Investment Operations:
Net Investment Income	0.16	(a)	0.10	0.11	0.25	0.18 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(1.65)		1.49	0.13	(5.82)	5.06
Total From Investment Operations	(1.49)		1.59	0.24	(5.57)	5.24
Less Distributions:
From Net Investment Income	(0.09)		(0.14)	(0.70)	(0.04)	(0.31)
From Capital Gains	0.00		0.00	(0.03)	(3.04)	(3.54)
Total Distributions	(0.09)		(0.14)	(0.73)	(3.08)	(3.85)
Redemption Fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$18.81		$20.39	$18.94	$19.43	$28.08
Total Return	-7.38%		8.43%	2.65%	-22.10%	21.29%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$1,816.9		$2,031.8	$1,675.9	$1,946.6	$3,006.2
Ratio of Expenses to Average Net Assets	1.16%		1.15%	1.23%	1.16%	1.13%
Ratio of Net Investment Income to Average Net Assets	0.70%		0.53%	0.76%	0.95%	0.66%
Portfolio Turnover Rate	29	%(c)	37%	32%	41%	35%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30, 2011		Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007
Net Asset Value, Beginning of Year	$19.97		$18.58	$19.01	$27.62	$26.31
Income From Investment Operations:
Net Investment Income	0.06	(a)	0.00 (b)	0.07 (a)	0.13	0.07 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(1.61)		1.48	0.14	(5.69)	4.99
Total From Investment Operations	(1.55)		1.48	0.21	(5.56)	5.06
Less Distributions:
From Net Investment Income	0.00	(b)	(0.09)	(0.61)	(0.01)	(0.21)
From Capital Gains	0.00		0.00	(0.03)	(3.04)	(3.54)
Total Distributions	0.00	(b)	(0.09)	(0.64)	(3.05)	(3.75)
Redemption Fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$18.42		$19.97	$18.58	$19.01	$27.62
Total Return	-7.75%		8.02%	2.43%	-22.46%	20.82%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$36.6		$50.5	$54.4	$57.6	$90.3
Ratio of Expenses to Average Net Assets	1.55%		1.54%	1.54%	1.57%	1.53%
Ratio of Net Investment Income to Average Net Assets	0.27%		0.09%	0.46%	0.54%	0.25%
Portfolio Turnover Rate	29	%(c)	37%	32%	41%	35%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

OAKMARK GLOBAL SELECT FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	October 2, 2006 through September 30, 2007 (a)
Net Asset Value, Beginning of Year	$10.15	$9.54	$8.23	$11.61	$10.00
Income From Investment Operations:
Net Investment Income	0.02	0.04	0.06	0.14 (b)	0.12	(b)
Net Gain (Loss) on Investments (both realized and unrealized)	(0.19)	0.61	1.60	(3.07)	1.49
Total From Investment Operations	(0.17)	0.65	1.66	(2.93)	1.61
Less Distributions:
From Net Investment Income	(0.02)	(0.04)	(0.35)	(0.02)	(0.01)
From Capital Gains	0.00	0.00	0.00	(0.44)	0.00
Total Distributions	(0.02)	(0.04)	(0.35)	(0.46)	(0.01)
Redemption Fees	0.00 (c)	0.00 (c)	0.00 (c)	0.01	0.01
Net Asset Value, End of Year	$9.96	$10.15	$9.54	$8.23	$11.61
Total Return	-1.65%	6.81%	22.24%	-25.95%	16.23	%²
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$422.0	$329.9	$266.2	$232.8	$377.7
Ratio of Expenses to Average Net Assets	1.24%	1.29%	1.43%	1.35%	1.31	%†
Ratio of Net Investment Income to Average Net Assets	0.33%	0.40%	0.88%	1.41%	1.01	%†
Portfolio Turnover Rate	49%	50%	41%	62%	33	%²

²  Data has not been annualized.

†  Data has been annualized.

(a)  The date on which Fund shares were first offered for sale to the public was October 2, 2006.

(b)  Computed using average shares outstanding throughout the period.

(c)  Amount rounds to less than $0.01 per share.

THE OAKMARK FUNDS

OAKMARK INTERNATIONAL FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007
Net Asset Value, Beginning of Year	$18.18	$16.25	$15.71	$26.59	$26.83
Income From Investment Operations:
Net Investment Income	0.31 (a)	0.20 (a)	0.16 (a)	0.65	0.43
Net Gain (Loss) on Investments (both realized and unrealized)	(2.20)	1.85	1.87	(7.11)	3.25
Total From Investment Operations	(1.89)	2.05	2.03	(6.46)	3.68
Less Distributions:
From Net Investment Income	(0.16)	(0.12)	(1.39)	(0.17)	(0.44)
From Capital Gains	0.00	0.00	(0.10)	(4.25)	(3.48)
Total Distributions	(0.16)	(0.12)	(1.49)	(4.42)	(3.92)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$16.13	$18.18	$16.25	$15.71	$26.59
Total Return	-10.54%	12.67%	17.71%	-28.59%	14.53%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$6,920.8	$5,707.4	$4,045.4	$3,753.6	$8,446.6
Ratio of Expenses to Average Net Assets	1.06%	1.08%	1.17%	1.10%	1.05%
Ratio of Net Investment Income to Average Net Assets	1.63%	1.21%	1.32%	2.32%	1.65%
Portfolio Turnover Rate	45%	51%	53%	41%	50%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007
Net Asset Value, Beginning of Year	$18.25	$16.38	$15.55	$26.32	$26.61
Income From Investment Operations:
Net Investment Income	0.24 (a)	0.14 (a)	0.14 (a)	0.39 (a)	0.35
Net Gain (Loss) on Investments (both realized and unrealized)	(2.20)	1.86	1.96	(6.86)	3.19
Total From Investment Operations	(1.96)	2.00	2.10	(6.47)	3.54
Less Distributions:
From Net Investment Income	(0.11)	(0.13)	(1.17)	(0.05)	(0.35)
From Capital Gains	0.00	0.00	(0.10)	(4.25)	(3.48)
Total Distributions	(0.11)	(0.13)	(1.27)	(4.30)	(3.83)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$16.18	$18.25	$16.38	$15.55	$26.32
Total Return	-10.85%	12.26%	17.70%	-28.91%	14.04%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$204.0	$146.0	$107.8	$130.8	$586.9
Ratio of Expenses to Average Net Assets	1.45%	1.45%	1.32%	1.52%	1.44%
Ratio of Net Investment Income to Average Net Assets	1.26%	0.83%	1.15%	1.96%	1.31%
Portfolio Turnover Rate	45%	51%	53%	41%	50%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

OAKMARK INTERNATIONAL SMALL CAP FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007
Net Asset Value, Beginning of Year	$13.02	$11.51	$11.36	$23.19	$24.09
Income From Investment Operations:
Net Investment Income	0.15 (a)	0.12 (a)	0.15 (a)	0.37	0.32
Net Gain (Loss) on Investments (both realized and unrealized)	(1.53)	1.55	1.06	(6.36)	2.77
Total From Investment Operations	(1.38)	1.67	1.21	(5.99)	3.09
Less Distributions:
From Net Investment Income	(0.08)	(0.16)	(0.93)	(0.18)	(0.56)
From Capital Gains	0.00	0.00	(0.13)	(5.66)	(3.43)
Total Distributions	(0.08)	(0.16)	(1.06)	(5.84)	(3.99)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$11.56	$13.02	$11.51	$11.36	$23.19
Total Return	-10.72%	14.70%	16.28%	-32.47%	13.35%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$1,328.4	$1,217.2	$768.0	$663.6	$1,326.5
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.54%	1.41%	1.34%
Ratio of Net Investment Income to Average Net Assets	1.10%	1.02%	1.77%	2.17%	1.19%
Portfolio Turnover Rate	46%	54%	46%	50%	57%

Financial Highlights–Class II

For a share outstanding throughout each period

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2007
Net Asset Value, Beginning of Year	$12.97	$11.50	$11.33	$23.15	$24.05
Income From Investment Operations:
Net Investment Income	0.12 (a)	0.09 (a)	0.14 (a)	0.47	0.29
Net Gain (Loss) on Investments (both realized and unrealized)	(1.55)	1.54	1.06	(6.48)	2.79
Total From Investment Operations	(1.43)	1.63	1.20	(6.01)	3.08
Less Distributions:
From Net Investment Income	(0.04)	(0.16)	(0.90)	(0.15)	(0.55)
From Capital Gains	0.00	0.00	(0.13)	(5.66)	(3.43)
Total Distributions	(0.04)	(0.16)	(1.03)	(5.81)	(3.98)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Year	$11.50	$12.97	$11.50	$11.33	$23.15
Total Return	-11.09%	14.30%	16.08%	-32.63%	13.29%
Ratios/Supplemental Data:
Net Assets, End of Year ($million)	$1.9	$1.4	$0.8	$0.3	$0.9
Ratio of Expenses to Average Net Assets	1.72%	1.72%	1.71%	1.54%	1.43%
Ratio of Net Investment Income to Average Net Assets	0.85%	0.74%	1.66%	2.12%	1.12%
Portfolio Turnover Rate	46%	54%	46%	50%	57%

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Harris
Associates Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Harris Associates Investment Trust, comprising Oakmark Fund, Oakmark Select Fund, Oakmark Equity and Income Fund, Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund, and Oakmark International Small Cap Fund (collectively the "Funds"), as of September 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the Funds, except Oakmark Global Select Fund, for each of the five years in the period then ended, and the financial highlights of Oakmark Global Select Fund for the period from October 2, 2006 (commencement of operations) to September 30, 2007 and for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
November 22, 2011

THE OAKMARK FUNDS

Federal Tax Information (Unaudited)

International and Int'l Small Cap paid qualifying foreign taxes of $10,559,548 and $2,100,271 and earned $218,374,127 and $40,922,734 of foreign source income during the year ended September 30, 2011, respectively. Pursuant to Section 853 of the Internal Revenue Code, International and Int'l Small Cap designated $0.02 and $0.02 per share as foreign taxes paid and $0.49 and $0.36 per share as income earned from foreign sources for the year ended September 30, 2011, respectively.

Qualified dividend income ("QDI") received by the Funds through September 30, 2011 that qualified for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 are as follows:

Fund
Oakmark	$75,560,487
Select	31,036,541
Equity and Income	213,295,336
Global	35,942,290
Global Select	6,276,535
International	164,639,327
Int'l Small Cap	34,426,145

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended September 30, 2011 qualified for the dividends received deduction, as follows:

Fund
Oakmark	100.00%
Select	100.00%
Equity and Income	64.08%
Global	27.71%
Global Select	100.00%
International	0.00%
Int'l Small Cap	0.00%

THE OAKMARK FUNDS

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK (1-800-625-6275) to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in a Fund's prospectus and summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit oakmark.com or call 1-800-OAKMARK (1-800-625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Funds does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase with the exception of the Oakmark Fund, Oakmark Select Fund and Oakmark Equity and Income Fund which do not impose a redemption fee. To obtain the most recent month-end performance data, visit oakmark.com.

Current and future portfolio holdings are subject to risk.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Because both Oakmark Select Fund and Oakmark Global Select Fund are non-diversified, the performance of each holding in those Funds will have a greater impact on each Fund's total returns, and may make each Fund's returns more volatile than a more diversified fund.

The Oakmark Equity and Income Fund closed to certain new investors as of 5/13/10.

Oakmark Equity and Income Fund may invest in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility. An economic downturn could severely disrupt the market in medium- or lower-grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Investing in foreign securities presents risks that in some ways may be greater than in U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Endnotes:

  1.  The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

  2.  Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

  3.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

  4.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

THE OAKMARK FUNDS

  5.  The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

  6.  Morningstar is an independent monitor of mutual fund performance. Morningstar rankings reflect the total return percentile rank within each fund's specified Morningstar Category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. Rankings are subject to change and are for the share class indicated. The Oakmark Fund ranked #107 out of 139, #12 out of 139, #26 out of 139, and #3 out of 139 funds in the large blend category for one, five, and ten years, and since inception, respectively, as of 7/31/11. The Oakmark Fund ranked #2 out of 139 funds in the Large Blend category as of 8/5/11.

  7.  Lipper, Inc. is an independent monitor of mutual fund performance. Rankings are based on fund performance in a respective category. The Oakmark Fund ranked #725 out of 1076, #57 out of 812, #49 out of 489, and #1 out of 87 in the large cap core category for one, five, and ten years and since inception, respectively, as of 7/31/11.

  8.  EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

  9.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

  10.  The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

  11.  The Barclays Capital U.S. Government / Credit Bond Index is a benchmark index comprised of the Barclays Capital U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

  12.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  13.  The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

  14.  The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  15.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  16.  The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

  17.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  18.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Trustees and Officers

The Board of Trustees has overall responsibility for the conduct of the affairs of Harris Associates Investment Trust ("Trust"), and its seven series, The Oakmark Funds. Each trustee serves until the next annual meeting of shareholders and until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. Each trustee must retire at the end of the calendar year in which the trustee attains the age of 72. The Board of Trustees may fill any vacancy on the board provided that after such appointment, at least two-thirds of the trustees have been elected by the shareholders. No person shall be appointed or elected to serve as a trustee for the first time after attaining the age of 65. A majority of trustees then in office may remove a trustee with or without cause. The shareholders may remove a trustee by a vote of two-thirds of the outstanding shares of the Trust at any meeting of shareholders called for the purpose of removing such trustee.

The Board of Trustees elects or appoints the Trust's officers. The president, any vice president, treasurer and secretary serves until the election and qualification of his or her successor, or until he or she dies, resigns, or is removed or disqualified. Each other officer shall serve at the pleasure of the Board of Trustees. The Board of Trustees may remove any officer at any time, with or without cause, by the vote of a majority of the trustees then in office.

The names and ages of the trustees and officers, the position each holds with the Trust, the date each was first elected to office, their principal business occupations during the last five years and other directorships held are shown below.

Name and Age at September 30, 2011, Position(s) Held with the Trust, Date First Elected or Appointed to Office
  Principal Occupations During the Past 5 Years. Other Directorships Held by Trustee, if any.

Trustees who are "interested persons"*

Kristi L. Rowsell, 45, Trustee and President, 2010

President and Director, Harris Associates, Inc. ("HAI"), Harris Associates L.P. ("HALP") and Harris Associates Securities L.P. ("HASLP"), since 2010; Director, Chief Financial Officer and Treasurer, HAI, 2005-2010; Chief Financial Officer, HALP and HASLP, prior thereto.

*  Through October 31, 2011 Mrs. Rowsell is a trustee who is deemed to be an "interested person" of the Trust as defined in the 1940 Act because she is an officer of the Adviser and a director of HAI.

Trustees who are not "interested persons"

Gary N. Wilner, M.D., 71, Trustee and Chairman of the Board of Trustees, 1993
Retired since 2004; Senior Attending Physician, Evanston Hospital; Medical Director of Cardiopulmonary Wellness Program, Evanston Hospital Corporation, prior thereto. Chairman of the Board of Directors, North American Scientific, Inc. (developer of radioisotopic products for the treatment and diagnosis of disease).

Michael J. Friduss, 68, Trustee, 1995
Principal, MJ Friduss & Associates (telecommunications consultants).

Thomas H. Hayden, 60, Trustee, 1995

Lecturer, Department of Integrated Marketing Communications, Medill Northwestern University, since July 2006; Principal, TerraNova Market Strategies, LLC (market research and strategic consulting practice), since July 2006; President and Chief Strategy Officer, Greenhouse Communications (advertising agency), from 2004 to 2006.

THE OAKMARK FUNDS

Trustees and Officers cont.

Christine M. Maki, 50, Trustee, 1995

Senior Vice President–Tax, RR Donnelley & Sons Company (global provider of integrated communications), since August 2008; Senior Vice President–Tax, Global Hyatt Corporation (hotel management) from 1995 to 2008.

Allan J. Reich, 63, Trustee, 1993

Partner, Seyfarth Shaw LLP (law firm).

Steven S. Rogers, 54, Trustee, 2006

Clinical Professor of Finance & Management, Kellogg Graduate School of Management, Northwestern University. Director, SC Johnson Wax (manufacturer of household cleaning, personal care and insecticide products), SuperValu, Inc. (supermarket retailer and food distributor), AMCORE Financial, Inc. (bank holding company), and W.S. Darley & Co. (fire fighting and emergency equipment manufacturers).

Burton W. Ruder, 67, Trustee, 1995

President, The Academy Financial Group (venture capital investment and transaction financing firm); Manager, Cedar Green Associates (real estate management firm).

Peter S. Voss, 64, Trustee, 1995

Private investor and Consultant; Retired, since 2007; as Chairman and Chief Executive Officer, IXIS Asset Management Group; Chairman, President and Chief Executive Officer, IXIS Asset Management US Corporation (investment management); Chairman, IXIS Asset Management US, LLC; Member of the Supervisory Board, IXIS Asset Management; Director, HAI, prior thereto.

Officers of the Trust

Henry R. Berghoef, 62, Vice President and Portfolio Manager (Oakmark Select Fund), 2000

Director of Domestic Research, HALP, since 2003; Portfolio Manager and Analyst, HALP; Vice President, HAI and HALP.

John N. Desmond, 50, Vice President, 2009

Chief Operating Officer, HAI, HALP and HASLP, since 2007; Vice President and Director for Nuveen Investments, 2005-2007; Director, Investment Operations and Business Manager for Scudder/Deutsche Asset Management, prior thereto.

Richard J. Gorman, 45, Vice President, Chief Compliance Officer and Assistant Secretary, 2006

Chief Compliance Officer of the Trust, since 2006; Senior Special Counsel, Investment Management Regulation, United States Securities and Exchange Commission, prior thereto.

Kevin G. Grant, 47, Vice President and Portfolio Manager (Oakmark Fund), 2000

Portfolio Manager and Analyst, HALP.

Thomas E. Herman, 49, Vice President and Principal Financial Officer, 2011

Chief Financial Officer, HALP and HASLP since 2010; Senior V.P., Chief Financial Officer and Treasurer, Ariel Investments, prior thereto.

David G. Herro, 50, Vice President and Portfolio Manager (Oakmark Global Select Fund, Oakmark International Fund and Oakmark International Small Cap Fund), 1992

Chief Investment Officer of International Equity, Portfolio Manager and Analyst, HALP.

THE OAKMARK FUNDS

Trustees and Officers cont.

John J. Kane, 40, Treasurer, 2005

Director—Mutual Fund and Institutional Services, HALP, since 2008; Manager—Mutual Fund and Institutional Services, HALP, since 1999

Robert M. Levy, 61, Executive Vice President, 2004

Chairman, HAI; Chief Investment Officer of Domestic Equity, HALP; Portfolio Manager, HALP.

Michael L. Manelli, 31, Vice President and Portfolio Manager (Oakmark International Small Cap Fund), 2011

Portfolio Manager and Analyst, HALP

Clyde S. McGregor, 58, Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Global Fund), 1995

Portfolio Manager, HALP.

Michael J. Neary, 42, Vice President, 2009

Managing Director, Marketing and Client Relations, HALP

William C. Nygren, 53, Vice President and Portfolio Manager (Oakmark Fund, Oakmark Select Fund and Oakmark Global Select Fund), 1996

Portfolio Manager and Analyst, HALP.

John R. Raitt, 56, Vice President, 2010

Analyst, HALP, since 1996; President and Chief Executive Officer, HAI, HALP and HASLP, 2003-2010.

Vineeta D. Raketich, 40, Vice President, 2003

Director, International Operations and Client Relations, HALP.

Janet L. Reali, 60, Vice President, Secretary and Chief Legal Officer 2001

Vice President, General Counsel and Secretary, HAI, HALP and HASLP.

Edward A. Studzinski, 62, Vice President and Portfolio Manager (Oakmark Equity and Income Fund), 2000

Portfolio Manager and Analyst, HALP.

Robert A. Taylor, 39, Vice President and Portfolio Manager (Oakmark Global Fund and Oakmark International Fund), 2005

Director of International Research, HALP, since 2004; Portfolio Manager and Analyst, HALP.

Andrew Tedeschi, 46, Assistant Treasurer, 2008

Employee of HALP, since 2007; Accounting Manager of Mutual Fund Financial Administration, Van Kampen Funds, Morgan Stanley; Assistant Treasurer, Henderson Global North America, prior thereto.

Christopher P. Wright, 37, Vice President, 2005

Director of Mutual Fund Operations, HALP, since 2004.

The business address of the officers and trustees is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

The Statement of Additional Information (SAI) contains further information about the trustees and is available without charge upon your request by calling 1-800-625-6275.

THE OAKMARK FUNDS

Oakmark Glossary

Book value – A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

Business value/Intrinsic value – The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

Growth investing – Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with less emphasis on the stock's current price than a value mutual fund would have.

M & A (Mergers & Acquisitions) – Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

Market capitalization (market cap or cap) – The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

Momentum investing – Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors typically do not consider a company's underlying value or fundamentals in their investment decisions.

Multiple – A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B or Price-to-Book Ratio – A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E or Price-to-Earnings Ratio – The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

Share repurchase – Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

Value investing – Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"x times earnings" (e.g. "12 times earnings") – Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Other Information

Investment Adviser

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Chicago, Illinois

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

oakmark.com

To obtain a prospectus, an application or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (1-800-625-6275) or (617) 483-8327.

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the Funds' shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds' currently effective prospectus.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of shares redeemed within 90 days from any Fund other than the Oakmark Fund, Oakmark Select Fund and Oakmark Equity and Income Fund.

1-800-OAKMARK

oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member FINRA. Date of first use: November 2011.

OAKMARK FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK FUND FROM ITS
INCEPTION (4/5/01) TO PRESENT (9/30/11) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX (UNAUDITED)

Average Annual Total Returns
(as of 9/30/11)

(Unaudited)	1-year	5-year	10-year	Since Inception (4/5/01)
Oakmark Fund (Class II)	-1.07%	0.61%	3.82%	3.60%
S&P 500 Index	1.14%	-1.18%	2.82%	1.76%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/10 was 1.42%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, September 2011

OAKMARK SELECT FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK SELECT FUND FROM ITS
INCEPTION (12/31/99) TO PRESENT (9/30/11) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX (UNAUDITED)

Average Annual Total Returns
(as of 9/30/11)

(Unaudited)	1-year	5-year	10-year	Since Inception (12/31/99)
Oakmark Select Fund (Class II)	-0.63%	-1.20%	3.19%	6.04%
S&P 500 Index	1.14%	-1.18%	2.82%	-0.39%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/10 was 1.39%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, September 2011

OAKMARK EQUITY AND INCOME FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK EQUITY AND INCOME
FUND FROM ITS INCEPTION (7/12/00) TO PRESENT (9/30/11) AS COMPARED TO
THE LIPPER BALANCED FUND INDEX (UNAUDITED)

Average Annual Total Returns
(as of 9/30/11)

(Unaudited)	1-year	5-year	10-year	Since Inception (7/13/00)
Oakmark Equity & Income Fund (Class II)	-1.04%	3.18%	6.69%	7.78%
Lipper Balanced Fund Index	0.30%	1.53%	4.13%	2.65%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/10 was 1.12%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, September 2011

OAKMARK GLOBAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL FUND
FROM ITS INCEPTION (10/10/01) TO PRESENT (9/30/11) AS COMPARED TO THE
MSCI WORLD INDEX (UNAUDITED)

Average Annual Total Returns
  (as of 9/30/11)

(Unaudited)	1-year	5-year	Since Inception (10/10/01)
Oakmark Global Fund (Class II)	-7.75%	-0.89%	9.46%
MSCI World Index	-4.35%	-2.23%	3.38%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/10 was 1.54%.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, September 2011

OAKMARK INTERNATIONAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL FUND
FROM ITS INCEPTION (11/4/99) TO PRESENT (9/30/11) AS COMPARED TO THE
MSCI WORLD EX U.S. INDEX (UNAUDITED)

Average Annual Total Returns
(as of 9/30/11)

(Unaudited)	1-year	5-year	10-year	Since Inception (11/4/99)
Oakmark International Fund (Class II)	-10.85%	-0.92%	8.46%	6.69%
MSCI World ex U.S. Index	-9.11%	-2.90%	5.50%	1.64%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/10 was 1.45%.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, September 2011

OAKMARK INTERNATIONAL
SMALL CAP FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (1/8/01) TO PRESENT (9/30/11) AS COMPARED TO THE MSCI WORLD EX U.S. SMALL CAP INDEX (UNAUDITED)

Average Annual Total Returns
(as of 9/30/11)

(Unaudited)	1-year	5-year	10-year	Since Inception (1/8/01)
Oakmark International Small Cap Fund (Class II)	-11.09%	-2.08%	11.25%	9.69%
MSCI World ex U.S. Small Cap Index	-5.63%	-1.21%	10.09%	7.55%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/10 was 1.72%.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

Harris Associates Securities L.P., member FINRA, September 2011

FUND EXPENSES (Unaudited)

A shareholder of each Fund can incur two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including investment advisory fees, transfer agent fees and other fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The following table provides information about actual account values and actual fund expenses for Class II Shares of each Fund. The table shows the expenses a Class II shareholder would have paid on a $1,000 investment in each Fund from April 1, 2011 to September 30, 2011, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. Class II shareholders can estimate expenses incurred for the period by dividing their account value at September 30, 2011 by $1,000 and multiplying the result by the number in the Expenses Paid During Period row as shown below.

Shares of all Funds, other than the Oakmark Fund, Oakmark Select Fund and Oakmark Equity & Income Fund, invested for 90 days or less may be charged a 2% redemption fee. Please consult the Funds' prospectus at oakmark.com for more information.

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$869.90	$870.60	$881.20	$815.80	$810.60	$786.10
Expenses Paid During Period*	$7.03	$6.47	$5.19	$7.33	$6.99	$8.06
Annualized Expense Ratio	1.50%	1.38%	1.10%	1.61%	1.54%	1.80%

* Expenses are equal to each Fund's annualized expense ratio for Class II, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses for Class II Shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, the total costs would have been higher.

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.55	$1,018.15	$1,019.55	$1,017.00	$1,017.35	$1,016.04
Expenses Paid During Period*	$7.59	$6.98	$5.57	$8.14	$7.79	$9.10
Annualized Expense Ratio	1.50%	1.38%	1.10%	1.61%	1.54%	1.80%

* Expenses are equal to each Fund's annualized expense ratio for Class II, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

Item 2. Code of Ethics.

(a) Registrant has adopted a code of ethics (the “Code”) that applies to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

(b) No disclosures are required by this Item 2(b).

(c) During the period covered by the report, no amendments were made to the provisions of the Code.

(d) During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR.  Copies of the Code will also be made available free of charge upon request, by writing or calling The Oakmark Funds, P.O. Box 8510, Boston, MA  02266-8510, 1-800-OAKMARK, (1-800-625-6275).

Item 3. Audit Committee Financial Expert.

Registrant’s board of trustees has determined that each of the following five members of the Registrant’s audit committee qualifies as an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR:  Christine M. Maki, Allan J. Reich, Stephen S. Rogers, Peter S. Voss and Gary N. Wilner, M.D.  Each of those members of Registrant’s audit committee is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed to the Registrant for professional services rendered by the Registrant’s principal accountant were as follows:

	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2010
Audit Fees(1)	$243,000	$236,000
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$39,700	$31,300
All Other Fees(4)	$0	$0

During its regularly scheduled periodic meetings, the Registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant.  The audit committee has authorized its chairman to exercise that authority in the intervals between meetings; and the chairman presents any such pre-approvals to the audit committee at its next regularly scheduled meeting.  Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount for all such services provided constitutes no more than five percent of the total amount of revenues paid by the Registrant to its principal accountant during the fiscal year in which such services are provided; 2) such services were not recognized by management at the time of engagement as non-audit services; and 3) such services are promptly brought to the attention of the Registrant’s audit committee by management and approved prior to the completion of the audit by the audit committee or by one or more members of the audit committee who are members of the board of trustees to whom authority to grant such approvals has been delegated by the audit committee.

No audit-related, tax or non-audit services were approved by waiver pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(1)     “Audit Fees” include amounts for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)     “Audit-Related Fees” include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements.

(3)     “Tax Fees” include amounts for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, specifically distribution consultation.

(4)     “All Other Fees” include amounts for products and services provided by the principal accountant.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

The aggregate non-audit fees billed for the fiscal years ended September 30, 2011 and September 30, 2010 by the Registrant’s principal accountant for services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant were $0 and $0, respectively.

The audit committee of Registrant’s board of trustees has considered whether the provision of non-audit services that were rendered by Registrant’s principal accountant to Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders filed under Item 1 of this Form.

(b) No disclosures are required by this Item 6(b).

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no material changes were made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that were adopted in fiscal year 2004.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized, and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the time period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Code of Ethics for Principal Executive Officer and Senior Financial Officers (as referenced in Item 2 above), attached hereto as Exhibit (a)(1).

(2)      Certifications of Kristi L. Rowsell, Principal Executive Officer, and Thomas E. Herman, Principal Financial Officer, pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii).

(3)      Not applicable.

(b)           Certification of Kristi L. Rowsell, Principal Executive Officer, and Thomas E. Herman, Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	November 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Executive Officer
Date:	November 29, 2011

By:	/s/ Thomas E. Herman
Thomas E. Herman
Principal Financial Officer
Date:	November 29, 2011